Fidelity®

Disciplined Equity

Fund

Annual Report

October 31, 2001

(2_fidelity_logos)(registered_trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Disciplined Equity	-24.70%	58.73%	221.19%
S&P 500 ®	-24.90%	61.36%	232.44%
Growth Funds Average	-30.53%	45.36%	187.94%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,760 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Disciplined Equity	-24.70%	9.68%	12.38%
S&P 500	-24.90%	10.04%	12.76%
Growth Funds Average	-30.53%	7.29%	10.71%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Disciplined Equity Fund on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $32,119 - a 221.19% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,244 - a 232.44% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2001, the one year, five year, and 10 year cumulative total returns for the large-cap core funds average were -25.49%, 45.06%, and 186.51%, respectively; and the one year, five year, and 10 year average annual total returns were -25.49%, 7.54%, and 10.87%, respectively. The one year, five year, and 10 year cumulative total returns for the large-cap supergroup average were -29.66%, 43.65%, and 179.37%, respectively; and the one year, five year, and 10 year average annual total returns were -29.66%, 7.25%, and 10.58%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The first signs of a recovery or just a positive blip in an otherwise bear market? That's the question many are asking after the Standard & Poor's 500 SM Index, Dow Jones Industrial Average SM and NASDAQ Composite® Index all enjoyed positive performance in the month of October. Unfortunately, all three posted negative returns for the overall 12-month period ending October 31, 2001. In that time, the S&P 500 ® fell 24.90%, the Dow dropped 15.79% and the NASDAQ declined 49.70%. Considering the glut of bleak economic news and anxiety-inducing events during the prior 11 months, double-digit losses aren't surprising. The tragic events of September 11 accelerated the downward momentum of an already-weak U.S. economy, contributing to a decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. Faced with a looming recession, Corporate America continued to cut costs, driving the U.S. unemployment rate to its highest level since 1996. Consumer confidence, one of the linchpins of the American economy, finally buckled, and consumer spending dropped to its lowest point in more than a decade. In response to the seemingly endless string of bad news, investors withdrew nearly $30 billion from stock mutual funds in September 2001, the largest monthly outflow on record, according to the Investment Company Institute (ICI).

(Portfolio Manager photograph)
An interview with Steven Snider, Portfolio Manager of Fidelity Disciplined Equity Fund

Q. How did the fund perform, Steve?

A. Although the fund fell in value during the year, it performed relatively well compared to its benchmark and competitors. For the 12 months ending October 31, 2001, the fund declined 24.70%. During the same time period, the Standard & Poor's 500 Index lost 24.90%, while the growth funds average as tracked by Lipper Inc. dropped 30.53%.

Q. What factors contributed to the fund's performance?

A. The fund's exposure to some of the worst-performing sectors, including telecommunications and technology, contributed to the negative absolute returns posted for the period. On a relative performance basis, however, the fund fared somewhat better. In a volatile market such as we've seen during the past year, being in the right industries and stocks at the right time can significantly help performance. Although I generally don't make large sector deviations compared to the index, the fund's consistent overweighted position in health care stocks and underweighted position in technology stocks contributed to its relative positive performance compared to its index and peers during the 12-month period. The fund also received a boost by good security selection relative to its benchmarks, particularly in the health care, financial and telecommunication services sectors.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What were some of the investments that did well for the fund?

A. UnitedHealth Group - a broadly diversified HMO in the health care sector - performed well for the fund throughout the period. The company continued to be an industry leader with good growth potential; it increased membership, posted better-than-expected earnings, improved margins and cash flows, and repurchased shares during the year. Tenet Healthcare, an operator of hospitals and health care facilities, saw its earnings and stock price increase as a result of favorable demographics, increased market share and sound cost controls. Within the financial sector, Fannie Mae and Freddie Mac both posted excellent returns as their strong credit quality made them popular investment vehicles in an extremely volatile market. Also increasing their worth was a perceived reduction in political risk after the balance of power changed in the U.S. Senate, making it less likely that their unique public/private structures would be modified. Finally, the fund's holdings in the aerospace and defense sector added value to the fund. Many of these defense companies stood to be beneficiaries of increased government defense spending, even before September 11. A series of strategic acquisitions and strength in its Gulfstream jet subsidiary helped General Dynamics post strong results, while Lockheed Martin increased in value as it won the contract to build as many as 3,000 Joint Strike Fighters for the U.S. and its allies, the largest aircraft contract in defense history.

Q. Can you tell us about detractors?

A. Scientific-Atlanta was the largest detractor from the fund's performance during the second half of the period. The company, a manufacturer of telecommunications equipment and digital set-top boxes for cable and satellite television reception, experienced weak revenues caused by the general slowdown in the economy and the enormous reduction in lending for the telecommunications sector. Rising delinquencies hit AmeriCredit, a financer of automotive loans to lower-credit-quality borrowers, as the economy weakened and unemployment rates rose. Also hampering the stock were increased credit costs and price competition. Boeing also was a detractor from performance. Although orders for new planes had started to slow during the summer, the company had been doing well until the events of September 11 caused many airlines to cancel orders, which, in turn, reduced the company's long-term prospects and caused valuations to drop.

Q. What's your outlook, Steve?

A. In the short term, I'm cautious as the economy slows globally and unemployment rates rise in the U.S. However, many of the current economic indicators are more positive than negative - lower energy prices and mortgage rates, reduced use of margin debt by investors and an apparent bottoming out in S&P 500 earnings. These positive signs, as well as the Federal Reserve Board's aggressive interest-rate reduction strategy, should provide the stimuli for the economy, and the market, to recover. My long-term view of the market, and for the fund, is quite positive. But investors will have to be patient. We can't predict with certainty when the economy will recover or the market will advance, which is why I believe that investors must maintain a well-diversified portfolio and have a long-term view of investing.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth by investing mainly in a diversified portfolio of common stocks that the manager determines using quantitative and fundamental research

Fund number: 315

Trading symbol: FDEQX

Start date: December 28, 1988

Size: as of October 31, 2001, more than $2.7 billion

Manager: Steven Snider, since 2000; manager of equity portfolios for Fidelity Management Trust Company, since 1994; joined Fidelity in 1992

Steve Snider discusses the effect of catastrophic events on investing:

"Any shock to our economic system - such as war, oil embargoes, major political or economic events, or the terrorist attacks that took place on September 11 - can shake investors' confidence. While these events generally cannot be predicted, we can feel confident in our financial system and its extensive back-up systems that ensured continuity of business when the stock market reopened four days after the World Trade Center buildings were destroyed. While it was certainly not business as usual, the consequences of the attack did not have a major effect on the operation of the fund.

"Fidelity, like many other companies, has emergency back-up systems in remote locations and procedures in place to ensure that its customers' records will be intact and that the investment process can continue with as little disruption as possible.

"More specific to the fund, the nature of our quantitative models did not change, nor did the way we construct portfolios. We continue to evaluate the effect of what happened on individual companies. There is no variable in our quantitative stock models for ´exogenous' shocks such as the terrorist attacks; instead, the effects show up immediately in the prices and earnings forecasts for each company and then, subsequently, when they report their quarterly numbers. Our quantitative models reconcile all of this information - including market perceptions and outcomes - and produce suggestions for portfolio construction."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.8	3.5
Microsoft Corp.	3.4	2.6
Pfizer, Inc.	2.5	2.5
Exxon Mobil Corp.	2.3	3.0
Fannie Mae	2.3	1.9
Tyco International Ltd.	2.1	1.2
Verizon Communications, Inc.	2.0	0.9
Procter & Gamble Co.	1.9	0.4
PepsiCo, Inc.	1.9	1.1
Citigroup, Inc.	1.8	2.2
	24.0
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.6	18.8
Health Care	18.0	15.1
Information Technology	15.6	14.4
Industrials	11.3	10.9
Consumer Discretionary	10.3	11.6
Asset Allocation (% of fund's net assets)
As of October 31, 2001 *		As of April 30, 2001 **
	Stocks and Equity Futures 97.8%		Stocks 97.1%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	1.7%	** Foreign investments	2.6%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.3%
Automobiles - 0.1%
Harley-Davidson, Inc.	55,900	$ 2,530
Hotels, Restaurants & Leisure - 1.1%
Darden Restaurants, Inc.	140,000	4,483
International Game Technology (a)	325,400	16,612
McDonald's Corp.	360,000	9,385
		30,480
Household Durables - 0.8%
D.R. Horton, Inc.	250,638	5,602
Lennar Corp.	220,500	7,995
NVR, Inc. (a)	35,100	5,556
Toll Brothers, Inc. (a)	106,200	3,309
		22,462
Internet & Catalog Retail - 0.0%
Lands' End, Inc. (a)	10,000	320
Media - 3.3%
AOL Time Warner, Inc. (a)	702,000	21,909
Comcast Corp. Class A (special) (a)	408,200	14,630
McGraw-Hill Companies, Inc.	100,000	5,258
Scholastic Corp. (a)	38,000	1,699
Viacom, Inc. Class B (non-vtg.) (a)	687,200	25,090
Walt Disney Co.	1,248,800	23,215
		91,801
Multiline Retail - 2.6%
Kohls Corp. (a)	393,900	21,905
Wal-Mart Stores, Inc.	983,800	50,567
		72,472
Specialty Retail - 2.2%
AutoZone, Inc. (a)	75,000	4,390
Best Buy Co., Inc. (a)	110,000	6,039
Blockbuster, Inc. Class A	100,000	2,508
Copart, Inc. (a)	90,300	2,650
Home Depot, Inc.	975,800	37,305
Talbots, Inc.	188,600	5,375
Venator Group, Inc. (a)	200,000	2,900
		61,167
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.2%
Columbia Sportswear Co. (a)	35,850	$ 1,025
Reebok International Ltd. (a)	248,400	5,157
		6,182
TOTAL CONSUMER DISCRETIONARY		287,414
CONSUMER STAPLES - 8.7%
Beverages - 3.8%
Pepsi Bottling Group, Inc.	200,000	9,296
PepsiCo, Inc.	1,085,830	52,891
The Coca-Cola Co.	924,100	44,246
		106,433
Food & Drug Retailing - 0.5%
Sysco Corp.	548,100	13,215
Food Products - 0.5%
Archer-Daniels-Midland Co.	200,000	2,786
Hershey Foods Corp.	54,000	3,441
Sara Lee Corp.	300,000	6,687
		12,914
Household Products - 2.2%
Colgate-Palmolive Co.	142,600	8,202
Procter & Gamble Co.	730,700	53,911
		62,113
Tobacco - 1.7%
Philip Morris Companies, Inc.	997,900	46,702
TOTAL CONSUMER STAPLES		241,377
ENERGY - 5.6%
Energy Equipment & Services - 0.8%
BJ Services Co. (a)	493,460	12,628
Key Energy Services, Inc. (a)	395,600	3,442
Weatherford International, Inc. (a)	180,000	6,161
		22,231
Oil & Gas - 4.8%
ChevronTexaco Corp.	192,414	17,038
Equitable Resources, Inc.	95,800	3,153
Exxon Mobil Corp.	1,621,800	63,980
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	616,700	$ 31,150
Valero Energy Corp.	518,400	19,492
		134,813
TOTAL ENERGY		157,044
FINANCIALS - 18.6%
Banks - 6.6%
Astoria Financial Corp.	70,000	3,646
Bank of America Corp.	517,200	30,510
Bank One Corp.	866,000	28,743
Dime Bancorp, Inc.	203,100	6,881
First Tennessee National Corp.	94,400	3,262
FleetBoston Financial Corp.	109,700	3,605
Golden State Bancorp, Inc.	236,000	5,985
Golden West Financial Corp., Delaware	390,900	18,998
Greenpoint Financial Corp.	143,800	4,609
Independence Community Bank Corp.	27,400	666
IndyMac Bancorp, Inc. (a)	56,600	1,453
New York Community Bancorp, Inc.	110,100	2,760
North Fork Bancorp, Inc.	200,800	5,602
PNC Financial Services Group, Inc.	254,800	13,989
Roslyn Bancorp, Inc.	51,000	926
SouthTrust Corp.	318,200	7,210
Wachovia Corp.	700,000	20,020
Washington Federal, Inc.	43,100	976
Washington Mutual, Inc.	840,900	25,387
		185,228
Diversified Financials - 7.7%
American Express Co.	290,300	8,544
AmeriCredit Corp. (a)	417,400	6,470
Citigroup, Inc.	1,127,400	51,319
Countrywide Credit Industries, Inc.	422,115	16,855
Doral Financial Corp.	60,800	2,120
Eaton Vance Corp. (non-vtg.)	17,100	481
Fannie Mae	789,800	63,942
Freddie Mac	667,900	45,297
Lehman Brothers Holdings, Inc.	75,000	4,685
Liberty Financial Companies, Inc.	42,100	1,381
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Merrill Lynch & Co., Inc.	280,900	$ 12,278
SEI Investments Co.	47,300	1,454
		214,826
Insurance - 4.3%
AFLAC, Inc.	477,600	11,682
Allstate Corp.	631,600	19,820
American International Group, Inc.	593,400	46,641
Everest Re Group Ltd.	127,800	8,543
Fidelity National Financial, Inc.	300,300	6,910
First American Corp., California	146,300	2,436
MBIA, Inc.	131,850	6,073
Old Republic International Corp.	146,400	3,714
Principal Financial Group, Inc. (a)	25,000	563
Progressive Corp.	30,000	4,161
Radian Group, Inc.	290,500	9,839
		120,382
TOTAL FINANCIALS		520,436
HEALTH CARE - 18.0%
Biotechnology - 1.0%
Amgen, Inc. (a)	420,500	23,893
Genzyme Corp. - General Division (a)	64,400	3,474
		27,367
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	60,800	2,941
Medtronic, Inc.	457,000	18,417
Therasense, Inc. (a)	6,500	168
Varian Medical Systems, Inc. (a)	70,400	4,724
		26,250
Health Care Providers & Services - 5.6%
AdvancePCS Class A (a)	59,600	3,622
AmerisourceBergen Corp. (a)	47,500	3,019
Anthem, Inc.	11,000	461
Caremark Rx, Inc. (a)	554,100	7,425
Coventry Health Care, Inc. (a)	22,900	491
DaVita, Inc. (a)	176,900	3,220
HCA - The Healthcare Co.	100,000	3,966
Health Net, Inc. (a)	213,100	4,678
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Laboratory Corp. of America Holdings (a)	111,000	$ 9,568
Manor Care, Inc. (a)	220,000	5,139
Odyssey Healthcare, Inc.	1,600	28
Oxford Health Plans, Inc. (a)	358,100	8,437
Patterson Dental Co. (a)	40,100	1,524
Pharmaceutical Product Development, Inc. (a)	198,800	5,302
Service Corp. International (SCI) (a)	397,900	2,535
Tenet Healthcare Corp. (a)	603,400	34,708
UnitedHealth Group, Inc.	767,400	50,457
Wellpoint Health Networks, Inc. (a)	113,900	12,710
		157,290
Pharmaceuticals - 10.4%
Abbott Laboratories	286,300	15,168
American Home Products Corp.	453,400	25,313
Bristol-Myers Squibb Co.	367,300	19,632
Eli Lilly & Co.	399,100	30,531
Johnson & Johnson	823,400	47,683
Merck & Co., Inc.	674,600	43,046
Pfizer, Inc.	1,661,700	69,625
Pharmacia Corp.	300,000	12,156
Schering-Plough Corp.	726,300	27,004
		290,158
TOTAL HEALTH CARE		501,065
INDUSTRIALS - 11.3%
Aerospace & Defense - 3.5%
Boeing Co.	24,700	805
General Dynamics Corp.	361,500	29,498
L-3 Communications Holdings, Inc. (a)	194,500	16,896
Lockheed Martin Corp.	444,900	21,698
Precision Castparts Corp.	143,600	3,265
Raytheon Co.	175,000	5,644
Rockwell Collins, Inc.	89,700	1,211
United Technologies Corp.	365,000	19,670
		98,687
Commercial Services & Supplies - 1.9%
Apollo Group, Inc. Class A (a)	191,396	7,780
Cendant Corp. (a)	893,200	11,576
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Cross Country, Inc.	2,000	$ 41
DST Systems, Inc. (a)	162,200	6,642
Education Management Corp. (a)	37,600	1,297
First Data Corp.	155,000	10,473
H&R Block, Inc.	431,800	14,716
		52,525
Construction & Engineering - 0.0%
Shaw Group, Inc. (a)	15,000	413
Industrial Conglomerates - 5.9%
General Electric Co.	2,920,000	106,313
Tyco International Ltd.	1,160,100	57,007
		163,320
Machinery - 0.0%
Kadant, Inc. (a)	26,248	341
TOTAL INDUSTRIALS		315,286
INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	1,626,600	27,522
Harris Corp.	57,200	1,961
QUALCOMM, Inc. (a)	180,000	8,842
Scientific-Atlanta, Inc.	348,900	7,282
UTStarcom, Inc. (a)	145,200	3,409
		49,016
Computers & Peripherals - 3.3%
Apple Computer, Inc. (a)	180,000	3,161
Dell Computer Corp. (a)	811,400	19,457
Electronics for Imaging, Inc. (a)	190,400	3,747
International Business Machines Corp.	462,100	49,939
Lexmark International, Inc. Class A (a)	75,000	3,356
NCR Corp. (a)	352,500	12,496
		92,156
Electronic Equipment & Instruments - 1.1%
Millipore Corp.	61,500	3,216
PerkinElmer, Inc.	465,500	12,527
Tech Data Corp. (a)	70,000	2,988
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Thermo Electron Corp.	428,900	$ 9,067
Waters Corp. (a)	100,000	3,549
		31,347
Internet Software & Services - 0.1%
Overture Services, Inc. (a)	153,600	4,047
IT Consulting & Services - 1.6%
Accenture Ltd. Class A	76,000	1,335
Affiliated Computer Services, Inc. Class A (a)	199,600	17,575
Electronic Data Systems Corp.	240,000	15,449
SunGard Data Systems, Inc. (a)	400,000	10,080
		44,439
Office Electronics - 0.1%
Xerox Corp.	250,000	1,750
Semiconductor Equipment & Products - 2.6%
Intel Corp.	999,700	24,413
KLA-Tencor Corp. (a)	525,000	21,452
Lattice Semiconductor Corp. (a)	82,300	1,440
Microchip Technology, Inc. (a)	100,000	3,122
National Semiconductor Corp. (a)	50,000	1,299
Novellus Systems, Inc. (a)	30,000	991
RF Micro Devices, Inc. (a)	150,000	3,066
Semtech Corp. (a)	150,000	5,663
Texas Instruments, Inc.	400,000	11,196
		72,642
Software - 5.0%
Amdocs Ltd. (a)	313,900	8,196
Computer Associates International, Inc.	200,000	6,184
Intuit, Inc. (a)	175,000	7,039
Mentor Graphics Corp. (a)	210,000	3,982
Microsoft Corp. (a)	1,645,400	95,680
Oracle Corp. (a)	783,600	10,626
PeopleSoft, Inc. (a)	120,000	3,572
Synopsys, Inc. (a)	92,370	4,341
		139,620
TOTAL INFORMATION TECHNOLOGY		435,017
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 0.8%
Chemicals - 0.1%
Monsanto Co.	120,000	$ 3,756
Containers & Packaging - 0.1%
Ball Corp.	65,000	4,000
Metals & Mining - 0.6%
Arch Coal, Inc.	223,900	4,937
CONSOL Energy, Inc.	43,300	1,195
Newmont Mining Corp.	400,000	9,280
		15,412
TOTAL MATERIALS		23,168
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.8%
AT&T Corp.	641,600	9,784
BellSouth Corp.	351,900	13,020
SBC Communications, Inc.	516,700	19,691
Sprint Corp. - FON Group	200,000	4,000
Verizon Communications, Inc.	1,128,400	56,206
WorldCom, Inc. - WorldCom Group	159,600	2,147
		104,848
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. (a)	206,466	2,981
PanAmSat Corp. (a)	49,900	1,057
		4,038
TOTAL TELECOMMUNICATION SERVICES		108,886
UTILITIES - 4.3%
Electric Utilities - 2.9%
Allegheny Energy, Inc.	185,800	6,791
Duke Energy Corp.	480,000	18,437
Edison International	350,000	4,974
Entergy Corp.	334,200	12,984
IDACORP, Inc.	64,200	2,440
PPL Corp.	388,400	13,264
Public Service Enterprise Group, Inc.	311,400	12,257
TECO Energy, Inc.	176,300	4,540
TXU Corp.	100,000	4,584
		80,271
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - 0.7%
Kinder Morgan, Inc.	269,300	$ 13,365
Sempra Energy	281,900	6,596
		19,961
Multi-Utilities - 0.7%
Dynegy, Inc. Class A	561,400	20,154
TOTAL UTILITIES		120,386
TOTAL COMMON STOCKS (Cost $2,854,073)		2,710,079
U.S. Treasury Obligations - 0.0%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 2.34% to 2.35% 12/20/01 to 12/27/01 (c) (Cost $1,396)	$ 1,400	1,396
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 2.81% (b) (Cost $97,770)	97,769,534	97,770
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,953,239)		2,809,245
NET OTHER ASSETS - (0.6)%		(17,501)
NET ASSETS - 100%		$ 2,791,744
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
70 S&P 500 Index Contracts	Dec. 2001	$ 18,562	$ 1,478

The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,396,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,242,934,000 and $3,097,986,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $17,084,000 and $0, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,000 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,954,191,000. Net unrealized depreciation aggregated $144,946,000, of which $219,265,000 related to appreciated investment securities and $364,211,000 related to depreciated investment securities.

The fund hereby designates approximately $382,176,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $291,874,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $37,222) (cost $2,953,239) - See accompanying schedule		$ 2,809,245
Receivable for investments sold		16,935
Receivable for fund shares sold		7,254
Dividends receivable		2,080
Interest receivable		293
Receivable for daily variation on futures contracts		26
Other receivables		8
Total assets		2,835,841
Liabilities
Payable for investments purchased	$ 3,072
Payable for fund shares redeemed	2,637
Accrued management fee	1,758
Other payables and accrued expenses	911
Collateral on securities loaned, at value	35,719
Total liabilities		44,097
Net Assets		$ 2,791,744
Net Assets consist of:
Paid in capital		$ 3,220,844
Undistributed net investment income		7,719
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(294,304)
Net unrealized appreciation (depreciation) on investments		(142,515)
Net Assets, for 135,794 shares outstanding		$ 2,791,744
Net Asset Value, offering price and redemption price per share ($2,791,744 ÷ 135,794 shares)		$20.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2001
Investment Income Dividends		$ 34,664
Interest		5,230
Security lending		211
Total income		40,105
Expenses
Management fee Basic fee	$ 18,259
Performance adjustment	1,168
Transfer agent fees	6,647
Accounting and security lending fees	587
Custodian fees and expenses	68
Registration fees	134
Audit	15
Legal	19
Miscellaneous	12
Total expenses before reductions	26,909
Expense reductions	(230)	26,679
Net investment income		13,426
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(293,447)
Foreign currency transactions	1	(293,446)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(617,050)
Futures contracts	1,478	(615,572)
Net gain (loss)		(909,018)
Net increase (decrease) in net assets resulting from operations		$ (895,592)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 13,426	$ 17,957
Net realized gain (loss)	(293,446)	518,421
Change in net unrealized appreciation (depreciation)	(615,572)	(149,787)
Net increase (decrease) in net assets resulting from operations	(895,592)	386,591
Distributions to shareholders From net investment income	(18,479)	(24,654)
From net realized gain	(412,278)	(501,249)
Total distributions	(430,757)	(525,903)
Share transactions Net proceeds from sales of shares	648,608	821,688
Reinvestment of distributions	414,610	503,452
Cost of shares redeemed	(526,306)	(926,864)
Net increase (decrease) in net assets resulting from share transactions	536,912	398,276
Total increase (decrease) in net assets	(789,437)	258,964
Net Assets
Beginning of period	3,581,181	3,322,217
End of period (including undistributed net investment income of $7,719 and $16,686, respectively)	$ 2,791,744	$ 3,581,181
Other Information Shares
Sold	27,228	26,422
Issued in reinvestment of distributions	15,616	17,171
Redeemed	(22,037)	(29,862)
Net increase (decrease)	20,807	13,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 31.14	$ 32.81	$ 27.61	$ 27.72	$ 22.87
Income from Investment Operations
Net investment income B	.10	.16	.25	.31	.32
Net realized and unrealized gain (loss)	(6.95)	3.34	6.99	3.13	6.25
Total from investment operations	(6.85)	3.50	7.24	3.44	6.57
Less Distributions
From net investment income	(.16)	(.24) C	(.22)	(.25)	(.23)
From net realized gain	(3.57)	(4.93) C	(1.82)	(3.30)	(1.49)
Total distributions	(3.73)	(5.17)	(2.04)	(3.55)	(1.72)
Net asset value, end of period	$ 20.56	$ 31.14	$ 32.81	$ 27.61	$ 27.72
Total Return A	(24.70)%	11.65%	27.69%	13.17%	30.66%
Ratios to Average Net Assets D
Expenses before expense reductions	.85%	.81%	.65%	.67%	.69%
Expenses net of voluntary waivers, if any	.85%	.81%	.65%	.67%	.69%
Expenses net of all reductions	.84%	.79%	.62%	.64%	.64%
Net investment income	.42%	.50%	.80%	1.10%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 2,792	$ 3,581	$ 3,322	$ 2,801	$ 2,358
Portfolio turnover rate	101%	118%	113%	125%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C The amounts shown reflect certain reclassifications related to book to tax differences.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .61% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,161,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $159,000 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $71,000.

8. Other Information.

At the end of the period, Freedom Income Fund, Freedom 2000 Fund, Freedom 2010 Fund, Freedom 2020 Fund, Freedom 2030 Fund and Freedom 2040 Fund, managed by Strategic Advisers, Inc., an affiliate of FMR, were the record owners of approximately 1%, 1%, 7%, 8%, 6% and 1%, respectively of the total shares outstanding shares of the fund. In addition, the Fidelity Freedom Funds, in the aggregate, were record owners of approximately 24% of the outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Disciplined Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The fund designates 73% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Steven Snider, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust
North Quincy, MA

* Independent trustees

Fidelity's Growth Funds

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Growth Company Fund

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FDE-ANN-1201 149832
1.538372.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Stock Selector

Annual Report

October 31, 2001

(2_fidelity_logos)(registered_trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector	-26.41%	41.87%	208.82%
S&P 500 ®	-24.90%	61.36%	232.44%
Growth Funds Average	-30.53%	45.36%	187.94%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,760 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Stock Selector	-26.41%	7.24%	11.94%
S&P 500	-24.90%	10.04%	12.76%
Growth Funds Average	-30.53%	7.29%	10.71%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $30,882 - a 208.82% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,244 - a 232.44% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2001, the one year, five year, and 10 year cumulative total returns for the multi-cap core funds average were -22.82%, 55.59%, and 207.13%, respectively; and the one year, five year, and 10 year average annual total returns were -22.82%, 8.85%, and 11.49%, respectively. The one year, five year, and 10 year cumulative total returns for the multi-cap supergroup average were -24.70%, 50.63%, and 208.14%, respectively; and the one year, five year, and 10 year average annual total returns were -24.70%, 8.10%, and 11.59%, respectively.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

The first signs of a recovery or just a positive blip in an otherwise bear market? That's the question many are asking after the Standard & Poor's 500 SM Index, Dow Jones Industrial Average SM and NASDAQ Composite® Index all enjoyed positive performance in the month of October. Unfortunately, all three posted negative returns for the overall 12-month period ending October 31, 2001. In that time, the S&P 500 ® fell 24.90%, the Dow dropped 15.79% and the NASDAQ declined 49.70%. Considering the glut of bleak economic news and anxiety-inducing events during the prior 11 months, double-digit losses aren't surprising. The tragic events of September 11 accelerated the downward momentum of an already-weak U.S. economy, contributing to a decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. Faced with a looming recession, Corporate America continued to cut costs, driving the U.S. unemployment rate to its highest level since 1996. Consumer confidence, one of the linchpins of the American economy, finally buckled, and consumer spending dropped to its lowest point in more than a decade. In response to the seemingly endless string of bad news, investors withdrew nearly $30 billion from stock mutual funds in September 2001, the largest monthly outflow on record, according to the Investment Company Institute (ICI).

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with Bob Kuo (left), who managed Fidelity Stock Selector Fund for most of the period covered by this report, with additional comments from James Catudal (right), who became Portfolio Manager of the fund on October 9, 2001.

Q. How did the fund perform, Bob?

B.K. For the 12-month period that ended October 31, 2001, the fund had a total return of -26.41%. The Standard & Poor's 500 Index returned -24.90% for the same period, while the growth funds average tracked by Lipper Inc. returned -30.53%.

Q. What were the principal factors affecting performance during the past 12 months, Bob?

B.K. As evidence of an economic slowdown accumulated throughout the year, most sectors of the stock market declined in value. Throughout the period, our quantitative models projected that economic growth would slow. These models tended to favor more defensive industries. As a result, I overweighted defensive industries such as health care, energy and utilities, while I de-emphasized areas such as the technology and retail industries that tend to be more dependent on economic growth. This defensive positioning helped the fund's relative performance versus its Lipper peer group. However, because I so significantly underweighted technology and telecommunications, the fund missed the brief, dramatic rally in these stocks in January 2001 when investors reacted optimistically to the first interest-rate cuts by the Federal Reserve Board. The fund never fully made up the ground lost in January, resulting in the underperformance relative to the S&P 500 Index for the full 12-month period.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. As you kept the fund defensively positioned, which investments were the best relative contributors to performance?

B.K. The fund had relatively good performance from a number of health care stocks. My overweighted positions in Tenet Healthcare, a hospital management company, and UnitedHealth Group, an HMO, both helped performance. Johnson & Johnson, the large pharmaceutical and health care products company, also contributed positively. Lockheed Martin, a major defense contractor, performed well throughout the period, but its stock price climbed dramatically as investors flocked to defense-related stocks after the tragedy of September 11. Among my conservative consumer staples investments, Pepsi Bottling Group did well.

Q. What were your greatest disappointments?

B.K. Although we underweighted the sector, our technology investments nevertheless still were the most significant detractors from performance. Networking-related companies such as CIENA, Comverse Technology and Juniper were major disappointments. In a market environment that punished virtually all technology stocks, even those favored by our computer models and Fidelity's fundamental analysis performed very poorly.

Q. Turning to you Jim, Stock Selector changed from a quantitative style to a fundamental approach when you took over in October. Can you comment on that, and on any other changes you've made to the fund since then?

J.C. While managed using a quantitative approach for many years, Stock Selector's managers have freely over- and underweighted sectors relative to the S&P 500. Given these dynamics, we believed that incorporating a fundamental, bottom-up management approach on this fund was more appropriate. My philosophy is to take advantage of Fidelity's core strength in investment research and leverage the best ideas of our research department. Since I became portfolio manager, I have been repositioning the portfolio to focus more on growth stocks as well as those companies that would benefit in an economic recovery. I have increased the weightings in technology, energy services and cyclical stocks in general, while reducing the focus on health care and stable-growth company stocks.

Q. What is your outlook, Jim?

J.C. I'm optimistic that the economy can recover from the current slump. I think the current fiscal and monetary stimuli that are being applied, over time, will lead to renewed economic growth in the United States. Although I can't predict the exact date of a recovery, I want to be invested in companies that will benefit as the economy starts to expand again.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Managers' Overview - continued

Fund Facts

Goal: seeks capital growth by investing mainly in a diversified portfolio of common stocks

Fund number: 320

Trading symbol: FDSSX

Start date: September 28, 1990

Size: as of October 31, 2001, more than $1.0 billion

Manager: James Catudal, since October 2001; Fidelity Select Financial Services Portfolio, 2000-2001; Fidelity Select Energy Service Portfolio, 1998-2000; Fidelity Select Industrial Materials Portfolio, 1997-1998; joined Fidelity in 1997

Jim Catudal on his approach to managing Fidelity Stock Selector:

"I look for stocks of companies with above-average earnings growth. Their growth could come because of any of three basic reasons: secular change, such as the rise of technology in society; cyclical growth as a company's business improves with changes in the economy; or growth because a company has been able to restructure or turn around its business. I intend to buy companies with improving fundamentals and attractive valuations.

"Fidelity's core strength is in stock research and I intend to use Fidelity's company-by-company analysis to choose stocks for the portfolio. When I choose a stock, I will set price targets for it, both on the upside and the downside. When the stock price either rises or falls to its target price, I will re-evaluate whether it still makes sense to include that stock in the portfolio or whether I need to reduce or add to the position.

"While the fund has no restrictions in terms of market capitalization, meaning the size of companies in which I may invest, I expect to focus more on mid-cap and large-cap companies while maintaining some small-cap stock holdings.

"In general, I intend to invest in companies with above-average earnings growth expectations for the next 12 months. I anticipate emphasizing the growth style more than the value style in fund management."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.0	3.1
Pfizer, Inc.	3.3	2.8
Exxon Mobil Corp.	3.1	3.2
Johnson & Johnson	2.6	1.5
General Electric Co.	2.6	4.4
American International Group, Inc.	2.4	2.3
International Business Machines Corp.	2.2	1.0
Intel Corp.	2.1	1.5
Wal-Mart Stores, Inc.	2.0	1.6
Citigroup, Inc.	1.7	1.9
	26.0
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	16.9
Health Care	14.9	15.8
Financials	14.2	17.2
Industrials	11.8	11.4
Consumer Discretionary	10.6	6.4
Asset Allocation (% of fund's net assets)
As of October 31, 2001*		As of April 30, 2001**
	Stocks 90.4%		Stocks 94.7%
	Short-Term Investments and Net Other Assets 9.6%		Short-Term Investments and Net Other Assets 5.3%
* Foreign investments	1.9%	** Foreign investments	1.7%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 90.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.6%
Auto Components - 0.2%
Lear Corp. (a)	60,000	$ 1,842
Hotels, Restaurants & Leisure - 0.9%
International Game Technology (a)	85,000	4,339
Starbucks Corp. (a)	125,000	2,140
Starwood Hotels & Resorts Worldwide, Inc. unit	20,000	441
Wendy's International, Inc.	75,000	1,973
		8,893
Household Durables - 0.7%
Centex Corp.	80,700	3,088
D.R. Horton, Inc.	96,600	2,159
Pulte Homes, Inc.	55,000	1,788
		7,035
Leisure Equipment & Products - 0.4%
Mattel, Inc.	200,000	3,786
Media - 2.8%
AOL Time Warner, Inc. (a)	400,000	12,484
Clear Channel Communications, Inc. (a)	30,000	1,144
Comcast Corp. Class A (special) (a)	50,000	1,792
Cox Radio, Inc. Class A (a)	100,000	2,170
Gannett Co., Inc.	40,000	2,528
McGraw-Hill Companies, Inc.	60,000	3,155
Viacom, Inc. Class B (non-vtg.) (a)	75,000	2,738
Walt Disney Co.	150,000	2,789
		28,800
Multiline Retail - 2.9%
Costco Wholesale Corp. (a)	70,000	2,648
Family Dollar Stores, Inc.	100,000	2,886
JCPenney Co., Inc.	160,000	3,475
Wal-Mart Stores, Inc.	395,000	20,303
		29,312
Specialty Retail - 2.5%
AutoZone, Inc. (a)	60,000	3,512
Blockbuster, Inc. Class A	125,000	3,135
Chico's FAS, Inc. (a)	25,000	650
Home Depot, Inc.	130,000	4,970
Lowe's Companies, Inc.	325,600	11,103
Venator Group, Inc. (a)	180,000	2,610
		25,980
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.2%
Liz Claiborne, Inc.	50,000	$ 2,275
TOTAL CONSUMER DISCRETIONARY		107,923
CONSUMER STAPLES - 6.9%
Beverages - 3.0%
Pepsi Bottling Group, Inc.	125,000	5,810
PepsiCo, Inc.	285,000	13,882
The Coca-Cola Co.	235,000	11,252
		30,944
Food & Drug Retailing - 0.8%
Duane Reade, Inc. (a)	75,000	2,244
Safeway, Inc. (a)	60,000	2,499
SUPERVALU, Inc.	100,000	2,134
Whole Foods Market, Inc. (a)	32,700	1,136
		8,013
Food Products - 0.6%
Kellogg Co.	65,000	1,983
Kraft Foods, Inc. Class A	35,000	1,181
Smithfield Foods, Inc. (a)	145,000	3,052
		6,216
Household Products - 1.2%
Colgate-Palmolive Co.	10,000	575
Kimberly-Clark Corp.	50,000	2,776
Procter & Gamble Co.	115,000	8,485
		11,836
Personal Products - 0.2%
Alberto-Culver Co. Class B	50,000	2,113
Tobacco - 1.1%
Philip Morris Companies, Inc.	235,000	10,998
TOTAL CONSUMER STAPLES		70,120
ENERGY - 6.6%
Energy Equipment & Services - 0.7%
BJ Services Co. (a)	106,000	2,713
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Noble Drilling Corp. (a)	75,000	$ 2,291
Precision Drilling Corp. (a)	70,000	1,786
		6,790
Oil & Gas - 5.9%
Conoco, Inc.	150,000	3,855
Exxon Mobil Corp.	790,000	31,166
Royal Dutch Petroleum Co. (NY Shares)	265,000	13,385
Sunoco, Inc.	35,000	1,310
Ultramar Diamond Shamrock Corp.	50,000	2,503
USX - Marathon Group	85,000	2,345
Valero Energy Corp.	145,000	5,452
		60,016
TOTAL ENERGY		66,806
FINANCIALS - 14.2%
Banks - 3.7%
Astoria Financial Corp.	35,000	1,823
Bank of America Corp.	230,000	13,568
Charter One Financial, Inc.	110,000	2,998
FleetBoston Financial Corp.	195,000	6,408
Mellon Financial Corp.	140,000	4,704
PNC Financial Services Group, Inc.	65,000	3,569
Washington Mutual, Inc.	155,000	4,679
		37,749
Diversified Financials - 7.4%
American Express Co.	125,000	3,679
Capital One Financial Corp.	55,000	2,272
Charles Schwab Corp.	415,000	5,345
Citigroup, Inc.	390,666	17,783
Fannie Mae	150,000	12,144
Freddie Mac	130,000	8,817
Household International, Inc.	60,000	3,138
Merrill Lynch & Co., Inc.	230,000	10,053
Morgan Stanley Dean Witter & Co.	140,000	6,849
USA Education, Inc.	65,000	5,301
		75,381
Insurance - 3.1%
AFLAC, Inc.	120,000	2,935
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
American International Group, Inc.	315,000	$ 24,759
Conseco, Inc. (a)	40,700	122
Marsh & McLennan Companies, Inc.	15,000	1,451
Radian Group, Inc.	65,000	2,202
		31,469
TOTAL FINANCIALS		144,599
HEALTH CARE - 14.9%
Biotechnology - 0.6%
Amgen, Inc. (a)	75,000	4,262
Invitrogen Corp. (a)	35,000	2,147
		6,409
Health Care Equipment & Supplies - 1.4%
Guidant Corp. (a)	85,000	3,528
Hillenbrand Industries, Inc.	75,000	3,977
Medtronic, Inc.	170,000	6,851
		14,356
Health Care Providers & Services - 2.2%
Cardinal Health, Inc.	105,000	7,047
Pharmaceutical Product Development, Inc. (a)	85,000	2,267
Tenet Healthcare Corp. (a)	145,000	8,340
UnitedHealth Group, Inc.	40,000	2,630
Wellpoint Health Networks, Inc. (a)	15,000	1,674
		21,958
Pharmaceuticals - 10.7%
Allergan, Inc.	65,000	4,666
Barr Laboratories, Inc. (a)	24,300	1,769
Bristol-Myers Squibb Co.	245,000	13,095
Forest Laboratories, Inc. (a)	135,000	10,041
IVAX Corp. (a)	145,750	2,995
Johnson & Johnson	465,000	26,928
Merck & Co., Inc.	165,000	10,529
Mylan Laboratories, Inc.	100,000	3,687
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Perrigo Co. (a)	110,000	$ 1,627
Pfizer, Inc.	805,640	33,756
		109,093
TOTAL HEALTH CARE		151,816
INDUSTRIALS - 11.8%
Aerospace & Defense - 2.5%
Boeing Co.	140,000	4,564
General Dynamics Corp.	10,000	816
Honeywell International, Inc.	110,000	3,251
L-3 Communications Holdings, Inc. (a)	20,000	1,737
Lockheed Martin Corp.	100,000	4,877
Precision Castparts Corp.	65,000	1,478
United Technologies Corp.	155,000	8,353
		25,076
Airlines - 0.0%
Alaska Air Group, Inc. (a)	12,200	298
Building Products - 0.2%
Masco Corp.	75,000	1,487
Commercial Services & Supplies - 2.1%
Apollo Group, Inc. Class A (a)	80,000	3,252
Automatic Data Processing, Inc.	35,000	1,808
Cendant Corp. (a)	325,000	4,212
Concord EFS, Inc. (a)	20,000	547
Convergys Corp. (a)	60,000	1,686
First Data Corp.	120,000	8,108
H&R Block, Inc.	25,000	852
Paychex, Inc.	25,000	802
		21,267
Industrial Conglomerates - 4.5%
General Electric Co.	720,000	26,215
Minnesota Mining & Manufacturing Co.	50,000	5,219
Tyco International Ltd.	300,000	14,742
		46,176
Machinery - 1.1%
Illinois Tool Works, Inc.	95,000	5,434
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	110,000	$ 4,103
Navistar International Corp.	70,000	2,100
		11,637
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	125,000	3,359
CSX Corp.	150,000	5,055
Norfolk Southern Corp.	200,000	3,350
Ryder System, Inc.	130,000	2,431
		14,195
TOTAL INDUSTRIALS		120,136
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 1.7%
CIENA Corp. (a)	75,000	1,220
Cisco Systems, Inc. (a)	435,000	7,360
CommScope, Inc. (a)	125,000	2,444
Comverse Technology, Inc. (a)	50,000	941
Juniper Networks, Inc. (a)	120,000	2,663
Lucent Technologies, Inc.	350,000	2,345
Scientific-Atlanta, Inc.	20,000	417
		17,390
Computers & Peripherals - 4.8%
Apple Computer, Inc. (a)	270,000	4,741
Dell Computer Corp. (a)	390,000	9,352
Electronics for Imaging, Inc. (a)	145,000	2,854
Hewlett-Packard Co.	250,000	4,208
International Business Machines Corp.	210,000	22,695
NCR Corp. (a)	50,000	1,773
Storage Technology Corp. (a)	160,000	3,003
		48,626
Electronic Equipment & Instruments - 1.2%
Anixter International, Inc. (a)	75,000	1,860
Diebold, Inc.	55,000	1,997
Optimal Robotics Corp. Class A (a)	50,000	1,474
Tech Data Corp. (a)	10,000	427
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Tektronix, Inc. (a)	160,000	$ 3,152
Thermo Electron Corp.	150,000	3,171
		12,081
IT Consulting & Services - 0.5%
Electronic Data Systems Corp.	50,000	3,219
SunGard Data Systems, Inc. (a)	100,000	2,520
		5,739
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	50,000	2,304
Semiconductor Equipment & Products - 4.8%
Applied Materials, Inc. (a)	200,000	6,822
DuPont Photomasks, Inc. (a)	50,000	1,802
Fairchild Semiconductor International, Inc. Class A (a)	70,000	1,488
Intel Corp.	885,000	21,612
KLA-Tencor Corp. (a)	55,000	2,247
LAM Research Corp. (a)	90,000	1,706
LSI Logic Corp. (a)	215,000	3,644
Microsemi Corp. (a)	70,000	2,450
National Semiconductor Corp. (a)	100,000	2,598
Semtech Corp. (a)	115,000	4,341
		48,710
Software - 5.6%
Adobe Systems, Inc.	50,000	1,320
Cerner Corp. (a)	30,000	1,613
Computer Associates International, Inc.	155,000	4,793
Compuware Corp. (a)	370,000	3,804
Microsoft Corp. (a)	695,000	40,402
VERITAS Software Corp. (a)	165,000	4,683
		56,615
TOTAL INFORMATION TECHNOLOGY		191,465
MATERIALS - 2.8%
Chemicals - 1.1%
E.I. du Pont de Nemours & Co.	145,000	5,799
Millennium Chemicals, Inc.	129,600	1,235
Praxair, Inc.	75,000	3,539
		10,573
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.2%
Pactiv Corp. (a)	130,000	$ 2,106
Metals & Mining - 1.2%
Alcoa, Inc.	105,000	3,388
Barrick Gold Corp.	125,000	1,947
Homestake Mining Co.	260,000	2,132
Newmont Mining Corp.	50,000	1,160
Nucor Corp.	45,000	1,859
Phelps Dodge Corp.	50,000	1,450
		11,936
Paper & Forest Products - 0.3%
International Paper Co.	90,000	3,222
TOTAL MATERIALS		27,837
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
ALLTEL Corp.	70,000	4,000
AT&T Corp.	370,000	5,643
BellSouth Corp.	50,000	1,850
CenturyTel, Inc.	90,000	2,844
Qwest Communications International, Inc.	200,000	2,590
SBC Communications, Inc.	80,000	3,049
Sprint Corp. - FON Group	110,000	2,200
Verizon Communications, Inc.	190,000	9,464
		31,640
UTILITIES - 0.7%
Electric Utilities - 0.2%
Southern Co.	76,800	1,836
Gas Utilities - 0.5%
Kinder Morgan, Inc.	95,000	4,715
TOTAL UTILITIES		6,551
TOTAL COMMON STOCKS (Cost $929,586)		918,893
Money Market Funds - 7.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.81% (b)	75,566,613	$ 75,567
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	2,740,000	2,740
TOTAL MONEY MARKET FUNDS (Cost $78,307)		78,307
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $1,007,893)		997,200
NET OTHER ASSETS - 1.9%		19,718
NET ASSETS - 100%		$ 1,016,918
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,638,756,000 and $1,844,290,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $129,000 for the period.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,016,218,000. Net unrealized depreciation aggregated $19,018,000, of which $64,742,000 related to appreciated investment securities and $83,760,000 related to depreciated investment securities.

The fund hereby designates approximately $247,021,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $142,500,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $2,576) (cost $1,007,893) - See accompanying schedule		$ 997,200
Receivable for investments sold		53,010
Receivable for fund shares sold		448
Dividends receivable		534
Interest receivable		191
Other receivables		19
Total assets		1,051,402
Liabilities
Payable for investments purchased	$ 30,072
Payable for fund shares redeemed	869
Accrued management fee	649
Other payables and accrued expenses	154
Collateral on securities loaned, at value	2,740
Total liabilities		34,484
Net Assets		$ 1,016,918
Net Assets consist of:
Paid in capital		$ 1,182,479
Undistributed net investment income		5,591
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(160,457)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,695)
Net Assets, for 52,031 shares outstanding		$ 1,016,918
Net Asset Value, offering price and redemption price per share ($1,016,918 ÷ 52,031 shares)		$19.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2001
Investment Income Dividends		$ 12,662
Interest		3,158
Security lending		20
Total income		15,840
Expenses
Management fee Basic fee	$ 7,275
Performance adjustment	(1,804)
Transfer agent fees	2,523
Accounting and security lending fees	304
Non-interested trustees' compensation	3
Custodian fees and expenses	28
Registration fees	31
Audit	40
Legal	9
Miscellaneous	7
Total expenses before reductions	8,416
Expense reductions	(438)	7,978
Net investment income		7,862
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(160,690)
Foreign currency transactions	3	(160,687)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(246,145)
Assets and liabilities in foreign currencies	1	(246,144)
Net gain (loss)		(406,831)
Net increase (decrease) in net assets resulting from operations		$ (398,969)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 7,862	$ 8,684
Net realized gain (loss)	(160,687)	304,580
Change in net unrealized appreciation (depreciation)	(246,144)	(128,042)
Net increase (decrease) in net assets resulting from operations	(398,969)	185,222
Distributions to shareholders From net investment income	(6,505)	(6,090)
From net realized gain	(247,178)	(194,930)
Total distributions	(253,683)	(201,020)
Share transactions Net proceeds from sales of shares	86,828	206,394
Reinvestment of distributions	240,328	190,868
Cost of shares redeemed	(259,467)	(433,698)
Net increase (decrease) in net assets resulting from share transactions	67,689	(36,436)
Total increase (decrease) in net assets	(584,963)	(52,234)
Net Assets
Beginning of period	1,601,881	1,654,115
End of period (including undistributed net investment income of $5,591 and $6,042, respectively)	$ 1,016,918	$ 1,601,881
Other Information Shares
Sold	3,788	6,436
Issued in reinvestment of distributions	9,366	6,392
Redeemed	(11,492)	(13,693)
Net increase (decrease)	1,662	(865)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 31.80	$ 32.29	$ 27.09	$ 29.40	$ 24.99
Income from Investment Operations
Net investment income B	.14	.16	.20	.32	.33
Net realized and unrealized gain (loss)	(7.33)	3.31	7.23	1.02	6.23
Total from investment operations	(7.19)	3.47	7.43	1.34	6.56
Less Distributions
From net investment income	(.13)	(.12)	(.30)	(.33)	(.23)
From net realized gain	(4.94)	(3.84)	(1.93)	(3.32)	(1.92)
Total distributions	(5.07)	(3.96)	(2.23)	(3.65)	(2.15)
Net asset value, end of period	$ 19.54	$ 31.80	$ 32.29	$ 27.09	$ 29.40
Total Return A	(26.41)%	11.54%	29.15%	4.40%	28.20%
Ratios to Average Net Assets C
Expenses before expense reductions	.67%	.61%	.62%	.68%	.74%
Expenses net of voluntary waivers, if any	.67%	.61%	.62%	.68%	.74%
Expenses net of all reductions	.63%	.56%	.59%	.64%	.69%
Net investment income	.62%	.52%	.67%	1.10%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$ 1,017	$ 1,602	$ 1,654	$ 1,610	$ 1,827
Portfolio turnover rate	137%	164%	106%	122%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,155,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $413,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3,000 and $22,000, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector, (the Fund), a fund of Fidelity Capital Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standard s generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

* Independent trustees

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

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Export and Multinational Fund

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Growth Company Fund

Independence Fund

Large Cap Stock Fund

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Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

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Structured Mid Cap Growth Fund

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FSS-ANN-1201 149838
1.538295.104

Fidelity®

Capital Appreciation

Fund

Annual Report

October 31, 2001

(2_fidelity_logos)(registered_trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital Appreciation	-20.86%	56.09%	215.94%
S&P 500 ®	-24.90%	61.36%	232.44%
Capital Appreciation Funds Average	-29.51%	47.82%	188.81%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 327 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital Appreciation	-20.86%	9.31%	12.19%
S&P 500	-24.90%	10.04%	12.76%
Capital Appreciation Funds Average	-29.51%	6.90%	10.08%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $31,594 - a 215.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,244 - a 232.44% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2001, the one year, five year and 10 year cumulative total returns for the multi-cap core funds average were -22.82%, 55.59%, and 207.13%, respectively; and the one year, five year and 10 year average annual total returns were -22.82%, 8.85%, and 11.49%, respectively. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were -24.70%, 50.63%, and 208.14%, respectively; and the one year, five year and 10 year average annual total returns were -24.70%, 8.10%, and 11.59%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The first signs of a recovery or just a positive blip in an otherwise bear market? That's the question many are asking after the Standard & Poor's 500 SM Index, Dow Jones Industrial Average SM and NASDAQ Composite® Index all enjoyed positive performance in the month of October. Unfortunately, all three posted negative returns for the overall 12-month period ending October 31, 2001. In that time, the S&P 500 ® fell 24.90%, the Dow dropped 15.79% and the NASDAQ declined 49.70%. Considering the glut of bleak economic news and anxiety-inducing events during the prior 11 months, double-digit losses aren't surprising. The tragic events of September 11 accelerated the downward momentum of an already-weak U.S. economy, contributing to a decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. Faced with a looming recession, Corporate America continued to cut costs, driving the U.S. unemployment rate to its highest level since 1996. Consumer confidence, one of the linchpins of the American economy, finally buckled, and consumer spending dropped to its lowest point in more than a decade. In response to the seemingly endless string of bad news, investors withdrew nearly $30 billion from stock mutual funds in September 2001, the largest monthly outflow on record, according to the Investment Company Institute (ICI).

(Portfolio Manager photograph)
An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund

Q. How did the fund perform, Harry?

A. For the 12 months that ended October 31, 2001, the fund returned -20.86%. The Standard & Poor's 500 Index returned -24.90% during this time, while the capital appreciation funds average, according to Lipper Inc., returned -29.51%.

Q. How did the volatile market climate shape both your strategy and the fund's performance during the period?

A. The uncertainty we witnessed over the past 12 months placed a premium on flexibility and good timing. Specifically, knowing when to play offense and invest in aggressive growth stocks, particularly within the technology sector, and when to scale back and think defensively - in areas such as finance, real estate and homebuilders - was critical. My timing in terms of switching between the two was good for the most part, but then came September. Technology stocks had staged a modest recovery in August, so I had the fund positioned aggressively at the time of the terrorist attacks. The fear and uncertainty that followed caused the market to plunge sharply when it re-opened, and the fund lost all of the gains it had made to that point. The fund was positioned aggressively again as the period came to a close, mostly due to hard-to-resist valuations within the tech sector.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Can you give examples of defensive and offensive stocks that helped performance?

A. One defensive stock that performed consistently well throughout the period was Lennar, a leading homebuilder. The stock was reasonably valued, and the company benefited from good strategy execution and from lower interest rates. The Federal Reserve Board cut rates nine times during the period, making it possible for more people to afford homes and mortgages. The fund's two best-performing stocks during the period - semiconductor company KLA-Tencor and Tech Data, which distributes personal computers, networking equipment and peripherals - were offensive in nature. Both KLA and Tech Data benefited from scaled-back inventories, as well as from a modest pickup in demand from end-user markets such as PCs and cell phones.

Q. How did you play the technology group during the period?

A. I leaned toward stocks in some of the "older" technology segments - including PCs - and backed away from areas such as telecommunications infrastructure and optical networking. The cost of buying a PC came down dramatically during the period, and I felt more people would seize the opportunity to either buy a new box or upgrade their existing machine. Accordingly, I added to the fund's stakes in both Dell Computer - the leading low-cost seller of PCs - and to Intel, the No. 1 chipmaker. Dell was up slightly during the period, while Intel struggled. I remained confident in my low-cost theory, though, and Dell and Intel were the fund's two biggest positions at the end of the period. One other trend I played during the period involved companies specializing in audio- and video-conferencing. A lack of business travel - both before and especially after the tragedies - put video-conferencing technology in demand, and I added to the fund's positions in stocks such as Polycom.

Q. Mortgage lenders Fannie Mae and Freddie Mac were two of the fund's larger positions at the end of the period. What did you like about these stocks?

A. Falling interest rates generated solid loan growth for both Fannie and Freddie, as new mortgage applications were up and we witnessed a flurry of refinancings. Both lenders also made me comfortable from a credit risk standpoint. Consumer debt and bankruptcies are at all-time highs, so I tried to steer clear of high credit risk areas within the finance sector, including banks and credit card companies. Fannie Mae and Freddie Mac both performed well during the period.

Q. Which other stocks performed well during the period? Which proved to be disappointing?

A. Another positive performer was VeriSign, which specializes in online domain-name and registration and security software. In terms of disappointments, Homestore.com was one stock that I misjudged. The company runs a family of Web sites that attract around 70% of all real estate-related Web traffic and advertising. Unfortunately, advertising spending dried up during the period, and Homestore.com suffered. Biotechnology stock Millennium Pharmaceuticals was another weak performer, as was optical networker CIENA. The fund did not own Millennium at the end of the period.

Q. What's your outlook for the next few months?

A. I think it's going to be volatile, but I am starting to see a light at the end of the tunnel. The government and the Fed are working together like never before to stimulate the economy, and I think their efforts will eventually pay off. I may take a glass-is-half-full approach over the near term, and position the fund aggressively to take advantage of any upward moves. In other words, I anticipate playing more offense as we shift from 2001 into 2002.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing primarily in common stocks

Fund number: 307

Trading symbol: FDCAX

Start date: November 26, 1986

Size: as of October 31, 2001, more than $2.1 billion

Manager: Harry Lange, since 1996; manager, several Fidelity Select Portfolios, 1992-1996; research director, Fidelity Investments Far East 1988-1992; joined Fidelity in 1987

Harry Lange on the importance of being nimble in an uncertain market:

"Navigating the stock market is tricky enough when the economy is fairly stable. When you're in a state of flux like we found ourselves in during this period - a weak economy, massive layoffs and a war on terrorism for good measure - that already difficult challenge becomes downright daunting.

"As the uncertainty intensified, my biggest challenge in terms of managing the fund was to stay nimble. It makes perfect sense in a sound economy to hold onto stocks for two or three years in order to hit your sweet spot. But in times of great flux - such as we witnessed during this period - that buy and hold mentality takes a backseat to quick and accurate decision-making. It's imperative to move in and out of certain industries on the fly, because when the going gets really rough, a stock can fall in value just as quickly as it climbs.

"This was the situation we found ourselves in during the period, and the end result was that I traded the fund more actively than I have in the past. Six different industries were represented among the fund's top-10-largest positions at the close of the period, and that type of rotation may continue for a while."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Dell Computer Corp.	6.3	1.8
Intel Corp.	4.7	1.6
Lennar Corp.	4.2	3.7
Tech Data Corp.	4.0	2.2
Fannie Mae	3.4	1.9
Pfizer, Inc.	3.3	0.4
Freddie Mac	2.9	1.6
Avon Products, Inc.	2.1	0.6
Praxair, Inc.	2.0	1.3
Nomura Holdings, Inc.	1.9	2.1
	34.8
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.4	31.0
Financials	14.5	15.0
Consumer Discretionary	12.7	13.0
Health Care	10.3	7.4
Materials	6.8	5.0
Asset Allocation (% of fund's net assets)
As of October 31, 2001 *		As of April 30, 2001 **
	Stocks 96.4%		Stocks 93.3%
	Short-Term Investments and Net Other Assets 3.6%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	9.2%	** Foreign investments	11.6%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.7%
Distributors - 0.1%
Handleman Co. (a)	100,000	$ 1,230
Hotels, Restaurants & Leisure - 2.5%
Big Buck Brew & Steakhouse, Inc. (a)(c)	483,400	338
Crestline Capital Corp. (a)	125,950	3,640
Harrah's Entertainment, Inc. (a)	400,000	11,652
McDonald's Corp.	400,000	10,428
MGM Mirage, Inc. (a)	300,000	6,690
Starbucks Corp. (a)	1,200,000	20,544
		53,292
Household Durables - 5.6%
Beazer Homes USA, Inc. (a)	200,000	9,134
D.R. Horton, Inc.	341,980	7,643
George Wimpey PLC	1,000,000	2,721
Lennar Corp.	2,458,118	89,131
Maytag Corp.	348,980	9,730
		118,359
Internet & Catalog Retail - 0.1%
Senshukai Co. Ltd.	582,000	1,835
Leisure Equipment & Products - 0.6%
Callaway Golf Co.	925,000	13,218
Media - 3.1%
AOL Time Warner, Inc. (a)	17,426	544
Comcast Corp. Class A (special) (a)	58,600	2,100
Playboy Enterprises, Inc.:
Class A (a)	25,000	260
Class B (non-vtg.) (a)	2,257,300	28,442
Radio One, Inc.:
Class A (a)	401,600	4,679
Class D (non-vtg.) (a)	803,200	9,277
Univision Communications, Inc. Class A (a)	700,000	17,500
Viacom, Inc. Class B (non-vtg.) (a)	100,000	3,651
		66,453
Multiline Retail - 0.4%
Costco Wholesale Corp. (a)	200,000	7,566
Specialty Retail - 0.3%
Gadzooks, Inc. (a)	150,000	1,935
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gart Sports Co. (a)	55,000	$ 990
Yamada Denki Co. Ltd.	50,000	3,267
		6,192
TOTAL CONSUMER DISCRETIONARY		268,145
CONSUMER STAPLES - 5.4%
Beverages - 0.6%
Fomento Economico Mexicano SA de CV sponsored ADR	200,000	6,200
Robert Mondavi Corp. Class A (a)	200,000	6,142
		12,342
Food & Drug Retailing - 0.1%
Rite Aid Corp. (a)	200,000	1,104
Food Products - 0.4%
McCormick & Co., Inc. (non-vtg.)	200,000	8,752
Household Products - 1.3%
Kimberly-Clark Corp.	500,000	27,755
Personal Products - 2.1%
Avon Products, Inc.	964,380	45,162
Tobacco - 0.9%
Philip Morris Companies, Inc.	400,000	18,720
TOTAL CONSUMER STAPLES		113,835
ENERGY - 2.7%
Energy Equipment & Services - 1.7%
ENSCO International, Inc.	366,970	7,266
Nabors Industries, Inc. (a)	64,575	1,985
Noble Drilling Corp. (a)	800,000	24,440
Transocean Sedco Forex, Inc.	102,696	3,096
		36,787
Oil & Gas - 1.0%
Cabot Oil & Gas Corp. Class A	279,000	6,724
Equitable Resources, Inc.	100,000	3,291
Kerr-McGee Corp.	200,000	11,520
		21,535
TOTAL ENERGY		58,322
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 14.5%
Banks - 0.3%
Fuji International Finance Trust sponsored ADR (a)(d)	29	$ 386
National Bank of Canada	384,100	5,863
		6,249
Diversified Financials - 10.6%
Daiwa Securities Group, Inc.	5,327,000	34,803
Fannie Mae	900,000	72,864
Freddie Mac	900,000	61,038
Goldman Sachs Group, Inc.	50,000	3,908
Household International, Inc.	32,700	1,710
JAFCO Co. Ltd.	156,500	10,110
Nikko Cordial Corp.	900	5
Nomura Holdings, Inc.	3,115,000	40,957
TeraBeam Labs Investors LLC (e)	11,600	0
		225,395
Insurance - 0.1%
Sun Life Financial Services of Canada, Inc.	100,000	2,077
Real Estate - 3.5%
Alexandria Real Estate Equities, Inc.	390,300	15,690
Apartment Investment & Management Co. Class A	620,100	26,026
AvalonBay Communities, Inc.	232,714	10,565
Duke Realty Corp.	284,552	6,559
Glenborough Realty Trust, Inc.	133,000	2,313
Home Properties of New York, Inc.	264,899	8,109
LNR Property Corp.	90,268	2,487
Mitsubishi Estate Co. Ltd.	200,000	1,955
		73,704
TOTAL FINANCIALS		307,425
HEALTH CARE - 10.3%
Biotechnology - 0.3%
Human Genome Sciences, Inc. (a)	147,800	6,301
Sepracor, Inc. (a)	20,000	949
		7,250
Health Care Equipment & Supplies - 0.1%
Zimmer Holdings, Inc. (a)	50,000	1,546
Health Care Providers & Services - 3.3%
AmerisourceBergen Corp. (a)	200,000	12,712
Caremark Rx, Inc. (a)	66,300	888
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	500,000	$ 9,745
Tenet Healthcare Corp. (a)	600,000	34,512
Wellpoint Health Networks, Inc. (a)	100,000	11,159
		69,016
Pharmaceuticals - 6.6%
Allergan, Inc.	50,000	3,590
Barr Laboratories, Inc. (a)	100,000	7,280
Bristol-Myers Squibb Co.	500,000	26,725
Forest Laboratories, Inc. (a)	50,000	3,719
Mylan Laboratories, Inc.	400,000	14,748
Pfizer, Inc.	1,651,700	69,206
Shire Pharmaceuticals Group PLC sponsored ADR (a)	300,000	13,410
SICOR, Inc. (a)	79,000	1,481
		140,159
TOTAL HEALTH CARE		217,971
INDUSTRIALS - 5.0%
Airlines - 0.1%
Deutsche Lufthansa AG:
(Reg.) (d)	100,000	1,053
(Reg.)	100,000	1,053
		2,106
Commercial Services & Supplies - 2.9%
ChoicePoint, Inc. (a)	88,600	3,790
Concord EFS, Inc. (a)	300,000	8,211
Cross Country, Inc.	1,500	31
HON Industries, Inc.	108,700	2,616
Pegasus Solutions, Inc. (a)	1,197,150	12,271
Republic Services, Inc. (a)	1,400,000	22,932
Waste Management, Inc.	500,000	12,250
		62,101
Construction & Engineering - 0.4%
Daito Trust Construction Co.	442,500	7,571
Industrial Conglomerates - 0.4%
General Electric Co.	200,000	7,282
Machinery - 0.4%
THK Co. Ltd.	575,100	7,684
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Marine - 0.2%
Teekay Shipping Corp.	180,000	$ 4,975
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	300,000	8,061
Union Pacific Corp.	100,000	5,201
		13,262
TOTAL INDUSTRIALS		104,981
INFORMATION TECHNOLOGY - 36.4%
Communications Equipment - 3.9%
Cable Design Technologies Corp. (a)	750,000	9,585
CIENA Corp. (a)	920,600	14,969
Cisco Systems, Inc. (a)	800,000	13,536
Datacraft Asia Ltd.	300,000	972
Lucent Technologies, Inc.	34,789	233
Nokia Corp. sponsored ADR	1,100,000	22,561
Polycom, Inc. (a)	675,000	20,237
		82,093
Computers & Peripherals - 7.6%
Dell Computer Corp. (a)	5,600,000	134,284
International Business Machines Corp.	250,000	27,018
Maxtor Corp. (a)	76,000	372
		161,674
Electronic Equipment & Instruments - 5.4%
Avnet, Inc.	917,900	18,936
Diebold, Inc.	100,000	3,630
Nichicon Corp.	500,000	5,378
Tech Data Corp. (a)	2,000,000	85,380
Varian, Inc. (a)	11,900	302
		113,626
Internet Software & Services - 2.6%
Homestore.com, Inc. (a)(c)	7,548,400	38,799
JSAT Corp.	60	382
VeriSign, Inc. (a)	100,000	3,871
Yahoo!, Inc. (a)	1,000,000	10,880
		53,932
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 1.6%
Accenture Ltd. Class A	200,000	$ 3,514
Electronic Data Systems Corp.	469,100	30,196
		33,710
Semiconductor Equipment & Products - 11.3%
Analog Devices, Inc. (a)	300,000	11,400
ASML Holding NV (NY Shares) (a)	300,000	4,314
Atmel Corp. (a)	2,000,000	15,900
Integrated Device Technology, Inc. (a)	50,000	1,393
Intel Corp.	4,040,000	98,657
International Rectifier Corp. (a)	211,600	7,429
Intersil Corp. Class A (a)	127,000	4,159
KLA-Tencor Corp. (a)	406,600	16,614
Micron Technology, Inc. (a)	1,039,800	23,666
Semtech Corp. (a)	961,400	36,293
Teradyne, Inc. (a)	300,000	6,915
Texas Instruments, Inc.	465,600	13,032
		239,772
Software - 4.0%
BEA Systems, Inc. (a)	1,469,695	17,842
Computer Associates International, Inc.	850,000	26,282
Microsoft Corp. (a)	620,400	36,076
Nippon System Development Co. Ltd.	100,000	5,137
		85,337
TOTAL INFORMATION TECHNOLOGY		770,144
MATERIALS - 6.8%
Chemicals - 2.0%
Praxair, Inc.	900,000	42,462
Construction Materials - 1.8%
Lafarge North America, Inc.	301,307	10,681
Martin Marietta Materials, Inc.	700,000	27,944
		38,625
Containers & Packaging - 0.1%
Smurfit-Stone Container Corp. (a)	175,000	2,592
Metals & Mining - 2.1%
Alcoa, Inc.	500,000	16,135
Chubu Steel Plate Co. Ltd.	60,000	66
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	1,000,000	$ 23,200
Nucor Corp.	100,000	4,130
		43,531
Paper & Forest Products - 0.8%
Georgia-Pacific Group	350,000	9,716
International Paper Co.	175,000	6,265
Mead Corp.	50,000	1,342
		17,323
TOTAL MATERIALS		144,533
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.9%
AT&T Corp.	754,900	11,512
France Telecom SA	8,300	310
Qwest Communications International, Inc.	1,368,479	17,722
SBC Communications, Inc.	300,000	11,433
TeraBeam Networks (e)	11,600	12
		40,989
Wireless Telecommunication Services - 0.5%
NTT DoCoMo, Inc.	271	3,674
Triton PCS Holdings, Inc. Class A (a)	200,000	6,436
		10,110
TOTAL TELECOMMUNICATION SERVICES		51,099
UTILITIES - 0.2%
Electric Utilities - 0.0%
Niagara Mohawk Holdings, Inc. (a)	22,000	394
Gas Utilities - 0.2%
El Paso Corp.	97,416	4,779
TOTAL UTILITIES		5,173
TOTAL COMMON STOCKS (Cost $2,024,851)		2,041,628
Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (e)	15,100	$ 24
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. (depositary shares)	9,100	74
TOTAL PREFERRED STOCKS (Cost $415)		98
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 2.81% (b)	87,404,947	87,405
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	22,758,800	22,759
TOTAL MONEY MARKET FUNDS (Cost $110,164)		110,164
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $2,135,430)		2,151,890
NET OTHER ASSETS - (1.6)%		(33,889)
NET ASSETS - 100%		$ 2,118,001
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,439,000 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 260
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 44
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,033,335,000 and $3,298,450,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $166,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,000 or 0.0% of net assets.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,146,158,000. Net unrealized appreciation aggregated $5,732,000, of which $292,620,000 related to appreciated investment securities and $286,888,000 related to depreciated investment securities.

The fund hereby designates approximately $238,389,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $29,447,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $19,814) (cost $2,135,430) - See accompanying schedule		$ 2,151,890
Receivable for investments sold		6,132
Receivable for fund shares sold		1,087
Dividends receivable		1,626
Interest receivable		105
Other receivables		10
Total assets		2,160,850
Liabilities
Payable for investments purchased	$ 15,519
Payable for fund shares redeemed	1,917
Accrued management fee	1,563
Other payables and accrued expenses	1,091
Collateral on securities loaned, at value	22,759
Total liabilities		42,849
Net Assets		$ 2,118,001
Net Assets consist of:
Paid in capital		$ 2,152,948
Undistributed net investment income		4,667
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(56,058)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,444
Net Assets, for 114,058 shares outstanding		$ 2,118,001
Net Asset Value, offering price and redemption price per share ($2,118,001 ÷ 114,058 shares)		$18.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2001
Investment Income Dividends (including $79 received from affiliated issuers)		$ 24,199
Interest		4,306
Security lending		121
Total income		28,626
Expenses
Management fee Basic fee	$ 15,234
Performance adjustment	3,488
Transfer agent fees	5,329
Accounting and security lending fees	522
Custodian fees and expenses	131
Registration fees	68
Audit	68
Legal	18
Miscellaneous	8
Total expenses before reductions	24,866
Expense reductions	(800)	24,066
Net investment income		4,560
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $3,447 on sales of investments in affiliated issuers)	(23,172)
Foreign currency transactions	(100)	(23,272)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(593,074)
Assets and liabilities in foreign currencies	(7)	(593,081)
Net gain (loss)		(616,353)
Net increase (decrease) in net assets resulting from operations		$ (611,793)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 4,560	$ 5,400
Net realized gain (loss)	(23,272)	395,313
Change in net unrealized appreciation (depreciation)	(593,081)	(157,136)
Net increase (decrease) in net assets resulting from operations	(611,793)	243,577
Distributions to shareholders From net investment income	(16,788)	(64,929)
From net realized gain	(238,389)	(169,726)
Total distributions	(255,177)	(234,655)
Share transactions Net proceeds from sales of shares	656,866	1,002,412
Reinvestment of distributions	244,711	225,580
Cost of shares redeemed	(864,611)	(1,224,595)
Net increase (decrease) in net assets resulting from share transactions	36,966	3,397
Total increase (decrease) in net assets	(830,004)	12,319
Net Assets
Beginning of period	2,948,005	2,935,686
End of period (including undistributed net investment income of $4,667 and $97,302 respectively)	$ 2,118,001	$ 2,948,005
Other Information Shares
Sold	29,529	34,530
Issued in reinvestment of distributions	10,780	8,496
Redeemed	(40,447)	(42,942)
Net increase (decrease)	(138)	84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 25.82	$ 25.73	$ 19.29	$ 21.66	$ 18.27
Income from Investment Operations
Net investment income C	.04	.04 D	.13	.09 E	.08
Net realized and unrealized gain (loss)	(5.01)	2.11	6.86	.47	4.97
Total from investment operations	(4.97)	2.15	6.99	.56	5.05
Less Distributions
From net investment income	(.15)	(.57)	(.10)	(.08)	(.12)
From net realized gain	(2.13)	(1.49)	(.45)	(2.85)	(1.54)
Total distributions	(2.28)	(2.06)	(.55)	(2.93)	(1.66)
Net asset value, end of period	$ 18.57	$ 25.82	$ 25.73	$ 19.29	$ 21.66
Total Return A, B	(20.86)%	8.14%	36.98%	2.56%	29.83%
Ratios to Average Net Assets F
Expenses before expense reductions	.94%	.85%	.67%	.70%	.69%
Expenses net of voluntary waivers, if any	.94%	.85%	.67%	.70%	.69%
Expenses net of all reductions	.91%	.83%	.65%	.67%	.66%
Net investment income	.17%	.15%	.56%	.46%	.43%
Supplemental Data
Net assets, end of period (in millions)	$ 2,118	$ 2,948	$ 2,936	$ 2,292	$ 2,049
Portfolio turnover rate	120%	85%	78%	121%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former one time sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Capital Appreciation Fund(the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .71% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Prior to October 12, 1990, FDC received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $120,000.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,288,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $729,000 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $71,000.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Barbeques Galore Ltd. Sponsored ADR	$ -	$ 320	$ -	$ -
Big Buck Brew & Steakhouse, Inc.	-	214	-	338
Homestore.com, Inc.	15,392	3,372	-	38,799
Lennar Corp.	-	8,965	79	-
Pegasus Solutions, Inc.	8	20,339	-	-
Totals	$ 15,400	$ 33,210	$ 79	$ 39,137

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The fund designates 74% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Harry W. Lange, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

* Independent trustees

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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CAF-ANN-1201 150101
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www.fidelity.com

Fidelity®

Small Cap Independence
Fund

Annual Report

October 31, 2001

(2_fidelity_logos)(registered_trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors'Report	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Small Cap Independence	-4.29%	42.94%	104.25%
Russell 2000 ®	-12.70%	34.24%	107.75%
Small Cap Funds Average	-15.52%	42.42%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 28, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 920 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Small Cap Independence	-4.29%	7.41%	8.93%
Russell 2000	-12.70%	6.07%	9.15%
Small Cap Funds Average	-15.52%	6.75%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Independence Fund on June 28, 1993 when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $20,425 - a 104.25% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,775 - a 107.75% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper small-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2001, the one year and five year cumulative total returns for the small-cap growth funds average were -28.99%, and 40.01%, respectively. The one year and five year average annual total returns were -28.99%, and 6.21%, respectively. The one year and five year cumulative total returns for the small-cap supergroup average were -10.57% and 50.30%, respectively. The one year and five year average annual total returns were -10.57% and 7.90%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The first signs of a recovery or just a positive blip in an otherwise bear market? That's the question many are asking after the Standard & Poor's 500 SM Index, Dow Jones Industrial Average SM and NASDAQ Composite® Index all enjoyed positive performance in the month of October. Unfortunately, all three posted negative returns for the overall 12-month period ending October 31, 2001. In that time, the S&P 500 ® fell 24.90%, the Dow dropped 15.79% and the NASDAQ declined 49.70%. Considering the glut of bleak economic news and anxiety-inducing events during the prior 11 months, double-digit losses aren't surprising. The tragic events of September 11 accelerated the downward momentum of an already-weak U.S. economy, contributing to a decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. Faced with a looming recession, Corporate America continued to cut costs, driving the U.S. unemployment rate to its highest level since 1996. Consumer confidence, one of the linchpins of the American economy, finally buckled, and consumer spending dropped to its lowest point in more than a decade. In response to the seemingly endless string of bad news, investors withdrew nearly $30 billion from stock mutual funds in September 2001, the largest monthly outflow on record, according to the Investment Company Institute (ICI).

(Portfolio Manager photograph)
Note to shareholders: Jamie Harmon became Portfolio Manager of Fidelity Small Cap Independence Fund (formerly
Fidelity Small Cap Selector) on April 12, 2001.

Q. How did the fund perform, Jamie?

A. Although it had negative absolute performance, it did well on a relative basis. For the 12 months that ended October 31, 2001, the fund fell 4.29%. That compared favorably with the 12.70% decline of the Russell 2000 Index and the 15.52% drop of the small cap funds average, according to Lipper Inc.

Q. Why did the fund outperform the index and its peer group during the period?

A. Earlier in the period, before my tenure as manager, the fund's performance was hurt by the poor results of our technology stock holdings, which were hit particularly hard due to their excessive valuations and weakening expectations for growth. Upon taking over management of the fund in April, I switched the fund from its former "quantitative" approach, which used specially designed computer programs to assist in stock selection for the portfolio, to a fundamental, bottom-up style of analysis and active portfolio management. This strategic change helped the fund improve its performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Where did you find good opportunities during this very volatile period for equities?

A. Good performers came from diverse industries and sectors; generally, these companies all enjoyed increased demand for their products or services, good earnings growth, and stability in the face of a volatile market and slowing economy. Although I've always selected stocks based on the specific fundamentals and valuation of each company, not by industry or sector, some interesting themes emerged.

Q. Can you elaborate on some of these themes?

A. Security is probably the best example of a timely theme. National, corporate and individual security have become much more important since the attacks of September 11, and companies delivering security-related products and services have found themselves in great and immediate demand. I bought Kroll, a corporate security firm, long before the events of September 11 because I believed its new CEO could turn the company around. It was a good performer before the attack, but its stock was up 140% since that time as demand for the company's services skyrocketed. Prior to September 11, I also owned CACI, which provides information technology services to the Pentagon, because its stock was cheap and it was not widely followed by Wall Street analysts. It was a good performer before September, and its stock jumped 53% since then. Engineered Support Systems is a designer and manufacturer of military support equipment and electronics for the U.S. military. Demand for its products also increased significantly in the aftermath of September 11, and its stock did well.

Q. What other themes did you pursue?

A. Another theme was bankruptcy. In April, when many still thought that the economy might avoid a recession, I bought companies whose businesses would benefit from an economic slowdown. The fund's second-largest holding, FTI Consulting, is a bankruptcy consultant that performed very well in this environment as demand for its services climbed.

Q. Which stocks hurt the fund's performance?

A. Most of the fund's poorer performers were technology-related stocks that were held prior to my tenure. Avocent makes specialized switches used in servers. As Internet-related companies suffered from the massive correction in technology stocks, demand for their products slowed, and Avocent was pulled down along with the rest of its industry. AMCC, a chipmaker for telecommunications equipment, was affected by the slowdown in telecom-related capital spending, and its stock price dropped. I sold both of these stocks from the portfolio by the end of the period. National-Oilwell makes rigs and equipment used in natural gas exploration. As natural gas prices fell, there was less demand for rigs. National-Oilwell's business slowed, and its stock price fell.

Q. What's your outlook, Jamie?

A. I'm relatively optimistic about the prospects for small-cap stocks. As I continue to focus on bottom-up research while keeping a long-term perspective, I keep coming up with interesting themes and successful companies. I'm finding that many fund holdings within these themes are helping the fund's performance. The opportunity for broad participation in performance by so many fund holdings - not just a few - is a positive sign. In the short term, however, it's impossible to predict which direction small caps are headed. I try not to focus on the macroeconomic environment but rather on finding good companies at reasonable prices. That's my goal in any market environment.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of companies with small market capitalizations

Fund number: 336

Trading symbol: FDSCX

Start date: June 28, 1993

Size: as of October 31, 2001, more than $772 million

Manager: Jamie Harmon, since April 2001; manager, Fidelity Small Cap Retirement Fund, since 2000; Fidelity Select Biotechnology Portfolio, 1997-1998; joined Fidelity in 1995

Jamie Harmon on the fund's themes and their timeliness since September 11:

"Some of the themes that I have pursued since taking over the fund in April turned out to be very timely, though it wasn't planned that way. Security has generally been a stable, defensive business. Even in the face of a recession, companies generally don't reduce their investment in security. In fact, spending may actually increase during tough economic times. Another theme I've been pursuing for some time is video games. There is a significant new product cycle in home video games, driven by the introduction of new game platforms and games, and growth is strong. More people are opting to stay home instead of traveling, and they're likely to spend their leisure dollars on home entertainment for their children. I expect that even if conditions improve, these themes will remain relevant, though perhaps not to the degree we've seen recently."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Corrections Corp. of America	2.9	0.0
FTI Consulting, Inc.	2.9	0.9
Kroll, Inc.	2.4	0.5
Universal Compression Holdings, Inc.	2.1	1.1
Caremark Rx, Inc.	2.0	2.1
AmeriPath, Inc.	1.9	1.0
Renal Care Group, Inc.	1.8	1.0
Philadelphia Consolidated Holding Corp.	1.8	0.7
Guidant Corp.	1.6	0.0
Suiza Foods Corp.	1.6	0.6
	21.0
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	27.9	24.2
Industrials	23.6	14.6
Information Technology	16.7	14.6
Energy	9.3	21.1
Financials	8.6	5.5
Asset Allocation (% of fund's net assets)
As of October 31, 2001 *		As of April 30, 2001 **
	Stocks 95.4%		Stocks 89.1%
	Short-Term Investments and Net Other Assets 4.6%		Short-Term Investments and Net Other Assets 10.9%
* Foreign investments	1.3%	** Foreign investments	0.4%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 5.9%
Auto Components - 0.9%
Keystone Automotive Industries, Inc. (a)	523,000	$ 7,065,730
Hotels, Restaurants & Leisure - 1.2%
Applebee's International, Inc.	92,300	2,778,230
CEC Entertainment, Inc. (a)	38,800	1,503,112
Lone Star Steakhouse & Saloon, Inc.	28,100	364,176
Papa John's International, Inc. (a)	104,500	2,911,370
Ryan's Family Steak Houses, Inc. (a)	104,900	1,888,200
		9,445,088
Internet & Catalog Retail - 0.1%
Priceline.com, Inc. (a)	106,500	512,265
Leisure Equipment & Products - 1.5%
Midway Games, Inc. (a)	714,300	11,371,656
Media - 0.1%
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	41,900	527,940
XM Satellite Radio Holdings, Inc. Class A (a)	9,600	68,544
		596,484
Specialty Retail - 1.8%
American Eagle Outfitters, Inc. (a)	28,800	789,120
Chico's FAS, Inc. (a)	23,500	611,000
Christopher & Banks Corp. (a)	35,700	1,176,315
Hancock Fabrics, Inc.	25,600	300,800
Michaels Stores, Inc. (a)	15,500	796,235
O'Reilly Automotive, Inc. (a)	10,700	302,382
Regis Corp.	108,300	2,302,458
Restoration Hardware, Inc. (a)	2,024,200	7,388,330
The Pep Boys - Manny, Moe & Jack	42,800	502,900
		14,169,540
Textiles & Apparel - 0.3%
Kenneth Cole Productions, Inc. Class A (a)	202,000	2,363,400
TOTAL CONSUMER DISCRETIONARY		45,524,163
CONSUMER STAPLES - 3.3%
Food & Drug Retailing - 0.8%
Duane Reade, Inc. (a)	132,500	3,964,400
Wild Oats Markets, Inc. (a)	288,500	2,019,500
		5,983,900
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 1.7%
J.M. Smucker Co.	23,600	$ 789,420
Suiza Foods Corp. (a)	205,300	12,106,541
		12,895,961
Personal Products - 0.8%
Herbalife International, Inc.:
Class A	68,400	761,976
Class B (non-vtg.)	72,000	805,680
Nature's Sunshine Products, Inc.	16,300	188,265
NBTY, Inc. (a)	528,100	4,504,693
		6,260,614
TOTAL CONSUMER STAPLES		25,140,475
ENERGY - 9.3%
Energy Equipment & Services - 8.6%
BJ Services Co. (a)	143,090	3,661,673
Diamond Offshore Drilling, Inc.	134,100	3,701,160
ENSCO International, Inc.	187,500	3,712,500
Global Marine, Inc. (a)	245,800	3,957,380
Hanover Compressor Co. (a)	360,900	9,953,622
Nabors Industries, Inc. (a)	115,900	3,562,766
National-Oilwell, Inc. (a)	196,900	3,646,588
Patterson-UTI Energy, Inc. (a)	219,300	3,951,786
Pride International, Inc. (a)	277,600	3,569,936
Rowan Companies, Inc. (a)	320,280	5,409,529
Santa Fe International Corp.	188,800	4,595,392
Universal Compression Holdings, Inc. (a)	571,000	15,982,290
W-H Energy Services, Inc.	32,500	655,525
		66,360,147
Oil & Gas - 0.7%
Pennzoil-Quaker State Co.	31,300	367,149
Prima Energy Corp. (a)	17,700	430,287
Spinnaker Exploration Co. (a)	86,600	3,800,008
Swift Energy Co. (a)	31,600	747,340
		5,344,784
TOTAL ENERGY		71,704,931
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 8.6%
Banks - 0.1%
Net.B@nk, Inc. (a)	94,900	$ 781,027
Diversified Financials - 0.1%
Instinet Group, Inc.	77,800	746,880
Insurance - 5.5%
American Physicians Capital, Inc.	91,836	2,112,228
Arthur J. Gallagher & Co.	63,000	2,302,020
Berkshire Hathaway, Inc. Class A (a)	120	8,544,000
Clark/Bardes, Inc. (a)	152,700	3,359,400
Markel Corp. (a)	15,920	3,119,524
Philadelphia Consolidated Holding Corp. (a)	346,372	13,574,319
RenaissanceRe Holdings Ltd.	96,300	9,291,024
Trenwick Group Ltd.	47,800	370,928
Wesco Financial Corp.	1,090	356,430
		43,029,873
Real Estate - 2.9%
Corrections Corp. of America (a)	1,267,400	22,306,238
TOTAL FINANCIALS		66,864,018
HEALTH CARE - 27.9%
Biotechnology - 1.7%
Avant Immunotherapeutics, Inc. (a)	170,000	578,000
Aviron (a)	224,400	7,472,520
BioMarin Pharmaceutical, Inc. (a)	66,600	759,240
Cepheid, Inc. (a)	54,700	352,815
Embrex, Inc. (a)	221,800	3,577,080
Interneuron Pharmaceuticals, Inc. (a)	12,400	93,000
Sangstat Medical Corp. (a)	3,000	67,920
		12,900,575
Health Care Equipment & Supplies - 6.6%
Align Technology, Inc.	20,400	88,944
Bioject Medical Technologies, Inc. (a)	8,700	87,957
Cholestech Corp. (a)	134,500	2,972,450
Cooper Companies, Inc.	68,600	3,292,800
Datascope Corp.	145,700	4,879,493
DENTSPLY International, Inc.	86,400	3,887,136
Guidant Corp. (a)	307,300	12,756,023
Invacare Corp.	50,700	1,698,450
Medical Action Industries, Inc. (a)	170,600	3,548,480
Medical-Design Corp. (a)	62,900	1,261,145
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Noven Pharmaceuticals, Inc. (a)	38,600	$ 827,584
Ocular Sciences, Inc. (a)	68,300	1,575,681
Respironics, Inc. (a)	203,300	6,847,144
Sybron Dental Specialties, Inc. (a)	342,300	7,017,150
Young Innovations, Inc. (a)	29,350	733,750
		51,474,187
Health Care Providers & Services - 18.3%
AmeriPath, Inc. (a)	511,160	14,368,708
AmSurg Corp. (a)	237,260	5,796,262
Anthem, Inc.	57,400	2,403,912
Beverly Enterprises, Inc. (a)	652,900	4,890,221
Caremark Rx, Inc. (a)	1,169,400	15,669,960
Corvel Corp. (a)	401,475	12,044,250
Curative Health Services, Inc. (a)	41,500	577,265
D & K Wholesale Drug, Inc.	132,800	7,436,800
DaVita, Inc. (a)	605,600	11,021,920
First Health Group Corp. (a)	249,300	6,731,100
Hanger Orthopedic Group, Inc. (a)	428,600	2,678,750
Health Management Associates, Inc. Class A (a)	88,300	1,720,967
HealthSouth Corp. (a)	781,100	10,169,922
Henry Schein, Inc. (a)	44,800	1,512,000
Manor Care, Inc. (a)	24,100	562,976
Matria Healthcare, Inc. (a)	8,200	198,768
National Healthcare Corp. (a)	108,200	1,731,200
PacifiCare Health Systems, Inc. (a)	388,100	6,426,936
Patterson Dental Co. (a)	151,800	5,768,400
PSS World Medical, Inc. (a)	1,088,300	9,827,349
Renal Care Group, Inc. (a)	453,200	14,230,480
Res-Care, Inc. (a)	121,600	1,093,184
Trigon Healthcare, Inc. (a)	28,000	1,718,920
U.S. Physical Therapy, Inc. (a)	137,200	2,414,720
Ventiv Health, Inc. (a)	112,900	448,213
		141,443,183
Pharmaceuticals - 1.3%
Alpharma, Inc. Class A	300	8,310
Barr Laboratories, Inc. (a)	4,100	298,480
CIMA Labs, Inc. (a)	105,135	5,682,547
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
IVAX Corp. (a)	173,600	$ 3,567,480
Salix Pharmaceuticals Ltd. (a)	31,200	447,720
		10,004,537
TOTAL HEALTH CARE		215,822,482
INDUSTRIALS - 23.6%
Aerospace & Defense - 8.4%
Alliant Techsystems, Inc. (a)	21,350	1,863,001
Armor Holdings, Inc. (a)	3,100	75,268
DRS Technologies, Inc. (a)	31,700	1,279,095
EDO Corp.	190,100	5,123,195
Engineered Support Systems, Inc.	240,625	11,980,719
General Dynamics Corp.	90,500	7,384,800
Herley Industries, Inc. (a)	107,900	1,705,899
Invision Technologies, Inc. (a)	692,400	9,735,144
L-3 Communications Holdings, Inc. (a)	84,500	7,340,515
Lockheed Martin Corp.	167,900	8,188,483
Mercury Computer Systems, Inc. (a)	200,200	9,441,432
Northrop Grumman Corp.	700	69,965
Raytheon Co.	2,100	67,725
United Industrial Corp.	44,600	859,442
		65,114,683
Air Freight & Couriers - 0.0%
UTI Worldwide, Inc.	16,400	205,984
Airlines - 0.3%
Alaska Air Group, Inc. (a)	94,900	2,315,560
Building Products - 0.1%
American Standard Companies, Inc. (a)	12,700	735,330
Commercial Services & Supplies - 13.7%
Ambassadors International, Inc.	73,400	1,067,970
Arbitron, Inc. (a)	67,200	1,814,400
Charles River Associates, Inc. (a)	17,000	322,830
Corinthian Colleges, Inc. (a)	255,900	9,348,027
Cornell Companies, Inc. (a)	211,300	3,497,015
Cross Country, Inc.	94,400	1,924,816
DeVry, Inc. (a)	189,900	5,117,805
eFunds Corp. (a)	5,100	79,050
First Consulting Group, Inc. (a)	41,800	499,510
FTI Consulting, Inc. (a)	751,100	22,270,115
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
FYI, Inc. (a)	333,400	$ 11,985,730
General Binding Corp. (a)	49,500	495,495
ITT Educational Services, Inc. (a)	50,600	1,925,836
Kroll, Inc. (a)	1,144,900	18,318,400
Profit Recovery Group International, Inc. (a)	150,400	1,037,760
Right Management Consultants, Inc. (a)	153,800	5,347,626
Unifirst Corp.	383,200	6,725,160
Wackenhut Corp. (a)	297,300	7,685,205
Wackenhut Corrections Corp. (a)	413,400	6,201,000
		105,663,750
Construction & Engineering - 0.1%
Keith Companies, Inc. (a)	44,300	349,970
Electrical Equipment - 0.1%
Advanced Energy Industries, Inc. (a)	19,300	387,737
C&D Technologies, Inc.	33,800	700,336
		1,088,073
Machinery - 0.9%
American Science Engineering, Inc. (a)	25,800	437,052
Donaldson Co., Inc.	41,600	1,312,480
Stewart & Stevenson Services, Inc.	305,600	4,516,768
SureBeam Corp. Class A	59,200	796,240
		7,062,540
TOTAL INDUSTRIALS		182,535,890
INFORMATION TECHNOLOGY - 16.7%
Communications Equipment - 1.7%
Black Box Corp. (a)	112,000	5,043,360
Emulex Corp. (a)	3,100	73,408
Finisar Corp. (a)	53,200	416,024
Inter-Tel, Inc.	5,000	75,900
Plantronics, Inc. (a)	90,300	1,876,434
Polycom, Inc. (a)	178,900	5,363,422
Powerwave Technologies, Inc. (a)	5,000	76,500
ViaSat, Inc. (a)	16,700	247,327
		13,172,375
Computers & Peripherals - 0.4%
Drexler Technology Corp. (a)	20,900	418,000
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Gateway, Inc. (a)	340,600	$ 1,924,390
InFocus Corp. (a)	42,600	824,736
		3,167,126
Electronic Equipment & Instruments - 3.2%
Cognex Corp. (a)	57,000	1,081,860
Cohu, Inc.	6,700	116,915
Fisher Scientific International, Inc. (a)	217,640	6,507,436
Identix, Inc. (a)	305,400	2,119,476
OSI Systems, Inc. (a)	70,400	1,105,231
ScanSource, Inc. (a)	1,270	54,534
Sipex Corp. (a)	98,900	850,540
Viisage Technology, Inc. (a)	610,400	8,423,520
Visionics Corp. (a)	277,900	4,407,494
		24,667,006
Internet Software & Services - 1.3%
Digital Insight Corp. (a)	400,700	6,671,655
FTD.com, Inc. Class A (a)	225,400	1,113,476
McAfee.com Corp. (a)	3,400	74,800
Netegrity, Inc. (a)	97,000	1,138,780
SmartForce PLC sponsored ADR (a)	4,600	75,716
TriZetto Group, Inc. (a)	51,300	497,610
Websense, Inc. (a)	21,400	520,020
		10,092,057
IT Consulting & Services - 2.5%
CACI International, Inc. Class A (a)	58,900	3,664,169
Cognizant Technology Solutions Corp. Class A (a)	213,600	6,027,792
Computer Sciences Corp. (a)	186,900	6,711,579
Exponent, Inc. (a)	47,100	470,694
Inforte Corp. (a)	29,100	311,079
Meta Group, Inc. (a)	308,000	631,400
New Horizons Worldwide, Inc. (a)	120,400	1,264,200
Sapient Corp. (a)	84,300	363,333
		19,444,246
Semiconductor Equipment & Products - 5.9%
Alpha Industries, Inc. (a)	3,100	72,168
Brooks Automation, Inc. (a)	22,500	726,300
Cabot Microelectronics Corp. (a)	15,100	1,000,828
Catalyst Semiconductor, Inc. (a)	35,800	83,772
ChipPAC, Inc. (a)	20,700	103,293
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Cirrus Logic, Inc. (a)	326,900	$ 3,638,397
Elantec Semiconductor, Inc. (a)	61,300	2,003,897
Exar Corp. (a)	40,800	919,632
Fairchild Semiconductor International, Inc. Class A (a)	38,200	811,750
Helix Technology, Inc.	216,800	4,201,584
Hi/fn, Inc. (a)	26,200	376,494
Intersil Corp. Class A (a)	2,300	75,325
KLA-Tencor Corp. (a)	88,700	3,624,282
LAM Research Corp. (a)	4,100	77,736
Micrel, Inc. (a)	3,000	75,450
MIPS Technologies, Inc. Class B (a)	24,300	212,139
Oak Technology, Inc. (a)	680,100	6,794,199
Omnivision Technologies, Inc. (a)	722,800	2,204,540
PMC-Sierra, Inc. (a)	109,100	1,770,693
PRI Automation, Inc. (a)	162,300	2,668,212
Silicon Laboratories, Inc. (a)	278,100	6,785,640
Silicon Storage Technology, Inc. (a)	268,900	2,406,655
Transwitch Corp. (a)	183,800	608,378
Vitesse Semiconductor Corp. (a)	200,100	1,888,944
Xicor, Inc. (a)	201,000	1,967,790
		45,098,098
Software - 1.7%
Actuate Corp. (a)	108,300	449,445
EPIQ Systems, Inc. (a)	49,400	1,489,410
i2 Technologies, Inc. (a)	147,500	672,600
InterVoice-Brite, Inc. (a)	56,500	703,990
J.D. Edwards & Co. (a)	927,500	6,575,975
Macromedia, Inc. (a)	46,900	701,624
Network Associates, Inc. (a)	19,800	380,160
Numerical Technologies, Inc. (a)	27,100	668,828
RadiSys Corp. (a)	5,400	74,358
The 3DO Co. (a)	932,650	1,650,791
		13,367,181
TOTAL INFORMATION TECHNOLOGY		129,008,089
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Pactiv Corp. (a)	47,900	$ 775,980
TOTAL COMMON STOCKS (Cost $667,886,148)		737,376,028
Money Market Funds - 7.0%

Fidelity Cash Central Fund, 2.81% (b)	3,688,124	3,688,124
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	50,256,350	50,256,350
TOTAL MONEY MARKET FUNDS (Cost $53,944,474)		53,944,474
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.6%, dated 10/31/01 due 11/1/01 (Cost $8,950,000)	$ 8,950,646	8,950,000
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $730,780,622)		800,270,502
NET OTHER ASSETS - (3.5)%		(27,392,822)
NET ASSETS - 100%		$ 772,877,680
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,869,579,693 and $2,708,790,696, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $280,690 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $22,697,000. The weighted average interest rate was 2.62%. Interest expense includes $1,650 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,524,000. The weighted average interest rate was 2.75%. Interest expense includes $193 paid under the bank borrowing program.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $747,058,420. Net unrealized appreciation aggregated $53,212,082, of which $89,731,394 related to appreciated investment securities and $36,519,312 related to depreciated investment securities.

The fund hereby designates approximately $31,616,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $48,601,597 and repurchase agreements of $8,950,000) (cost $730,780,622) - See accompanying schedule		$ 800,270,502
Cash		42
Receivable for investments sold		78,465,091
Receivable for fund shares sold		3,352,580
Dividends receivable		174,499
Interest receivable		74,834
Redemption fees receivable		656
Other receivables		171,210
Total assets		882,509,414
Liabilities
Payable for investments purchased	$ 58,404,306
Payable for fund shares redeemed	402,330
Accrued management fee	494,072
Other payables and accrued expenses	74,676
Collateral on securities loaned, at value	50,256,350
Total liabilities		109,631,734
Net Assets		$ 772,877,680
Net Assets consist of:
Paid in capital		$ 695,638,721
Undistributed net investment income		135,875
Accumulated undistributed net realized gain (loss) on investments		7,613,204
Net unrealized appreciation (depreciation) on investments		69,489,880
Net Assets, for 50,189,945 shares outstanding		$ 772,877,680
Net Asset Value, offering price and redemption price per share ($772,877,680 ÷ 50,189,945 shares)		$15.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 3,493,574
Special dividend from Pacific Gulf Properties		2,329,800
Interest		2,744,868
Security lending		439,819
Total income		9,008,061
Expenses
Management fee Basic fee	$ 4,065,863
Performance adjustment	(738,778)
Transfer agent fees	1,903,540
Accounting and security lending fees	209,933
Non-interested trustees' compensation	1,618
Custodian fees and expenses	61,126
Registration fees	52,160
Audit	32,717
Legal	6,597
Interest	1,843
Miscellaneous	3,187
Total expenses before reductions	5,599,806
Expense reductions	(837,676)	4,762,130
Net investment income		4,245,931
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities		5,493,344
Change in net unrealized appreciation (depreciation) on investment securities		(37,868,008)
Net gain (loss)		(32,374,664)
Net increase (decrease) in net assets resulting from operations		$ (28,128,733)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 4,245,931	$ 1,337,360
Net realized gain (loss)	5,493,344	78,302,468
Change in net unrealized appreciation (depreciation)	(37,868,008)	18,430,748
Net increase (decrease) in net assets resulting from operations	(28,128,733)	98,070,576
Distributions to shareholders From net investment income	(1,221,243)	(767,622)
From net realized gain	(30,002,781)	-
Total distributions	(31,224,024)	(767,622)
Share transactions Net proceeds from sales of shares	294,348,929	245,255,488
Reinvestment of distributions	30,621,451	750,509
Cost of shares redeemed	(173,768,813)	(219,307,706)
Net increase (decrease) in net assets resulting from share transactions	151,201,567	26,698,291
Redemption fees	317,903	778,693
Total increase (decrease) in net assets	92,166,713	124,779,938
Net Assets
Beginning of period	680,710,967	555,931,029
End of period (including undistributed net investment income of $135,875 and $74,461, respectively)	$ 772,877,680	$ 680,710,967
Other Information Shares
Sold	19,480,339	14,496,901
Issued in reinvestment of distributions	1,925,887	49,213
Redeemed	(11,562,609)	(13,240,002)
Net increase (decrease)	9,843,617	1,306,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2001	2000	1999 F	1999 G	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.87	$ 14.24	$ 13.83	$ 18.11	$ 13.06	$ 13.89
Income from Investment Operations
Net investment income D	.10 E	.03	.01	.07	.10	.06
Net realized and unrealized gain (loss)	(.81)	2.60	.47	(3.71)	6.20	(.39)
Total from invest- ment operations	(.71)	2.63	.48	(3.64)	6.30	(.33)
Less Distributions
From net invest- ment income	(.03)	(.02)	(.07)	(.04)	(.13)	(.01)
From net realized gain	(.74)	-	-	(.61)	(1.14)	(.51)
Total distributions	(.77)	(.02)	(.07)	(.65)	(1.27)	(.52)
Redemption fees added to paid in capital	.01	.02	-	.01	.02	.02
Net asset value, end of period	$ 15.40	$ 16.87	$ 14.24	$ 13.83	$ 18.11	$ 13.06
Total Return B, C, I	(4.29)%	18.62%	3.48%	(20.61)%	50.21%	(2.38)%
Ratios to Average Net Assets H
Expenses before expense reductions	.86%	.88%	.86% A	.89%	1.01%	.95%
Expenses net of voluntary waivers, if any	.86%	.88%	.86% A	.89%	1.01%	.95%
Expenses net of all reductions	.74%	.84%	.82% A	.85%	.97%	.90%
Net investment income	.66%	.20%	.15% A	.48%	.63%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 772,878	$ 680,711	$ 555,931	$ 591,051	$ 918,572	$ 450,666
Portfolio turnover rate	450%	159%	173% A	96%	88%	176%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend from Pacific Gulf Properties which amounted to $.05 per share.

F Six months ended October 31.

G Year ended April 30.

H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

I Total returns do not include the former one time sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Small Cap Independence Fund (the fund) (formerly Fidelity Small Cap Selector) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, non-taxable dividends, and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .51% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,720,769 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $781,455 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $14,888 and $41,333, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Small Cap Independence Fund (formerly Fidelity Small Cap Selector):

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Independence Fund, (the Fund)(formerly Fidelity Small Cap Selector), a fund of Fidelity Capital Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and each of the three years in the period ended April 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Independence Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and each of the three years in the period ended April 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Independence Fund voted to pay on December 10, 2001, to shareholders of record at the opening of business on December 7, 2001, a distribution of $0.44 per share derived from capital gains realized from sales of portfolio securities.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

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Fidelity®

Focused Stock

Fund

(formerly Fidelity TechnoQuant®
Growth Fund)

Annual Report

October 31, 2001

(2_fidelity_logos)(registered_trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Focused Stock	-27.74%	40.95%
S&P 500 ®	-24.90%	55.86%
Capital Appreciation Funds Average	-29.51%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 327 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Focused Stock	-27.74%	7.15%
S&P 500	-24.90%	9.34%
Capital Appreciation Funds Average	-29.51%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Focused Stock Fund on November 12, 1996, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $14,095 - a 40.95% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,586 - a 55.86% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2001, the one year cumulative total return for the multi-cap core funds average was -22.82%. The one year average annual total return was -22.82%. The one year cumulative total return for the multi-cap supergroup average was -24.70%. The one year average annual total return was -24.70%.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

The first signs of a recovery or just a positive blip in an otherwise bear market? That's the question many are asking after the Standard & Poor's 500 SM Index, Dow Jones Industrial Average SM and NASDAQ Composite® Index all enjoyed positive performance in the month of October. Unfortunately, all three posted negative returns for the overall 12-month period ending October 31, 2001. In that time, the S&P 500 ® fell 24.90%, the Dow dropped 15.79% and the NASDAQ declined 49.70%. Considering the glut of bleak economic news and anxiety-inducing events during the prior 11 months, double-digit losses aren't surprising. The tragic events of September 11 accelerated the downward momentum of an already-weak U.S. economy, contributing to a decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. Faced with a looming recession, Corporate America continued to cut costs, driving the U.S. unemployment rate to its highest level since 1996. Consumer confidence, one of the linchpins of the American economy, finally buckled, and consumer spending dropped to its lowest point in more than a decade. In response to the seemingly endless string of bad news, investors withdrew nearly $30 billion from stock mutual funds in September 2001, the largest monthly outflow on record, according to the Investment Company Institute (ICI).

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with John Chow (left), who managed Fidelity Focused Stock Fund (formerly Fidelity TechnoQuant Growth Fund) for most of the period covered by this report, with additional comments from Bahaa Fam (right), who became manager of the fund on October 9, 2001.

Q. How did the fund perform, John?

J.C. For the 12 months that ended October 31, 2001, the fund declined 27.74%, while the Standard & Poor's 500 Index fell 24.90% and the capital appreciation funds average tracked by Lipper Inc. posted a 29.51% decline.

Q. What were the environmental factors that affected performance, particularly during the last six months of the period?

J.C. In general, the backdrop of a slowing economy provided a less-than-ideal environment for investors. There was a freeze on capital spending on technology equipment across many industries, which only worsened the already bleak prospects of companies in the technology sector. The effects of slowing economic growth also spread to other sectors, including finance, energy, utilities and retail. I tried to position the fund as defensively as possible with an eye

Annual Report

Fund Talk: The Managers' Overview - continued

toward capital preservation. By having very limited exposure to airline stocks and owning several defense industry names, such as Lockheed Martin, we minimized the negative effect on fund performance due to the tragic events of September 11. The fund outperformed its Lipper peer group during the period by maintaining a somewhat more defensive stance.

Q. What stocks contributed the most to performance?

J.C. Arch Coal was the strongest overall contributor to performance during the past 12 months. This coal mining company benefited from strong pricing trends stemming from low inventories of coal at the utility companies and spiking natural gas prices. Arch's stock had a very nice run until those favorable pricing trends reversed. Fortunately, the fund was on-board for most of the gain and was able to sell off its entire position at near-peak prices. The fund's large stake in Tosco also helped performance as a result of it being an acquisition target of Phillips Petroleum. Philip Morris strengthened the fund's defensive positioning and also was a strong contributor. Neither Tosco nor Philip Morris are current fund holdings.

Q. What were the areas of particular weakness?

J.C. As a group, the fund's holdings in the technology sector were the biggest detractors from overall performance during the period. Particularly disappointing within this group were Applied Micro Circuits, Vitesse Semiconductor and Juniper Networks. Earnings at these companies declined as a result of the severe industry-wide inventory correction that persisted during the period. There also were several biotechnology holdings whose performance did not live up to expectations, among them Vertex Pharmaceuticals and Millennium Pharmaceuticals. None of these five stocks are currently held in the portfolio.

Q. Turning to you, Bahaa, have you made any changes to the fund's investment strategy?

B.F. Prior to my tenure, the fund was primarily managed using a technically based quantitative approach. Going forward, I'll use more of a hybrid process, first using quantitative analysis to generate ideas, then validating the ideas through fundamental, bottom-up research. I explain this approach in more detail in the callout box at the end of this interview. I've done some repositioning through opportunistic purchases in various sectors. For example, I've selectively increased the fund's technology exposure. I've also added some biotechnology holdings and reduced some of the fund's defensive positions in health care. I've purchased shares in a number of energy exploration companies as well, where valuations were recently quite attractive. Finally, my strategy is to focus the portfolio on my best ideas. Therefore, I've begun to trim holdings with the intention of generally managing the number of positions in the range of 30-80 stocks.

Q. What's your near-term outlook, Bahaa?

B.F. I think there are several reasons for optimism - lower interest rates and lower energy costs, for example, as well as the potential for a considerable economic stimulus package from the federal government. That being said, there are still some problems that may affect the timing of an economic recovery. Unemployment continues to rise in many sectors and consumer confidence is quite low, especially in the wake of recent national and international events. However, this uncertainty has created excellent opportunities in several areas of the market. Given that the fund maintains a 12- to 18-month investment horizon, I have been able to buy several companies with excellent long-term growth characteristics at very good prices.

Annual Report

Fund Talk: The Managers' Overview - continued

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth by investing mainly in a focused portfolio of common stocks that the manager determines using quantitative and fundamental research

Fund number: 333

Trading symbol: FTQGX

Start date: November 12, 1996

Size: as of October 31, 2001, more than $49 million

Manager: Bahaa Fam, since October 2001; manager, Fidelity Advisor TechnoQuant Growth Fund, since October 2001; equity subportfolio manager, Fidelity Asset Manager: Aggressive, since 2000; joined Fidelity in 1994

Bahaa Fam on his investment approach to Focused Stock Fund:

"In determining the 30-80 stocks I plan to hold in the fund, I use a series of computer-based models to generate buy (and sell) ideas, followed by a thorough fundamental review of each idea. Stocks that are suggested by the models and subsequently pass the fundamental review process are then added (or deleted) from the portfolio.

"My proprietary models look at balance sheet and income statement trends and valuation and growth characteristics. Each day, the models sift through a large quantity of fundamental information on a broad universe of stocks and identify individual stocks that meet certain criteria. I then take the process a step further and seek to validate the hypothesis behind each computer-generated idea. I do this through classic bottom-up research - by talking with analysts, meeting with the companies, and poring through financial statements.

"Thus the best way to think of my stock selection process is as a two stage filter, with the computer doing much of the legwork of identifying a few interesting opportunities from a broad universe of stocks, followed by the basic fundamental analysis. This process frequently allows us to find attractive stocks other investors may have overlooked, which have the characteristics I desire for the long term: excellent growth prospects, solid balance sheet and income statement trends, good operating efficiency and, of course, attractive valuation.

"In the end, I try to buy stocks with a high probability of beating the market over a one to two year time frame."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Flextronics International Ltd.	3.8	0.0
Teradyne, Inc.	3.7	0.6
Tyco International Ltd.	3.0	1.4
IDEC Pharmaceuticals Corp.	2.9	0.3
Medimmune, Inc.	2.9	0.0
Vishay Intertechnology, Inc.	2.9	0.0
Noble Drilling Corp.	2.8	0.3
Nabors Industries, Inc.	2.7	0.0
American Eagle Outfitters, Inc.	2.5	0.0
VERITAS Software Corp.	2.3	0.0
	29.5
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	18.2
Health Care	19.1	14.3
Financials	15.4	15.4
Consumer Discretionary	14.3	13.3
Energy	11.0	6.7
Asset Allocation (% of fund's net assets)
As of October 31, 2001 *		As of April 30, 2001 **
	Stocks 98.1%		Stocks 97.1%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	5.1%	** Foreign investments	1.6%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.3%
Media - 6.2%
AOL Time Warner, Inc. (a)	20,800	$ 649,168
Charter Communications, Inc. Class A (a)	61,000	862,540
Clear Channel Communications, Inc. (a)	12,800	487,936
Gemstar-TV Guide International, Inc. (a)	33,600	681,072
Viacom, Inc. Class B (non-vtg.) (a)	10,400	379,704
		3,060,420
Multiline Retail - 2.1%
BJ's Wholesale Club, Inc. (a)	19,800	1,005,246
Specialty Retail - 5.4%
Abercrombie & Fitch Co. Class A (a)	20,400	383,928
American Eagle Outfitters, Inc. (a)	45,290	1,240,946
Best Buy Co., Inc. (a)	19,000	1,043,100
		2,667,974
Textiles & Apparel - 0.6%
Coach, Inc.	10,000	279,000
TOTAL CONSUMER DISCRETIONARY		7,012,640
CONSUMER STAPLES - 2.0%
Food & Drug Retailing - 1.1%
Rite Aid Corp. (a)	42,400	234,048
Safeway, Inc. (a)	7,100	295,715
		529,763
Food Products - 0.4%
Hershey Foods Corp.	3,100	197,563
Household Products - 0.5%
Colgate-Palmolive Co.	4,200	241,584
TOTAL CONSUMER STAPLES		968,910
ENERGY - 11.0%
Energy Equipment & Services - 11.0%
BJ Services Co. (a)	35,300	903,327
Diamond Offshore Drilling, Inc.	10,100	278,760
ENSCO International, Inc.	20,000	396,000
Global Marine, Inc. (a)	21,300	342,930
Nabors Industries, Inc. (a)	42,400	1,303,376
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Noble Drilling Corp. (a)	44,400	$ 1,356,420
Rowan Companies, Inc. (a)	47,600	803,964
		5,384,777
FINANCIALS - 15.4%
Banks - 4.4%
Mellon Financial Corp.	19,700	661,920
PNC Financial Services Group, Inc.	12,500	686,250
Silicon Valley Bancshares (a)	35,000	820,400
		2,168,570
Diversified Financials - 10.5%
Bear Stearns Companies, Inc.	13,700	739,800
Charles Schwab Corp.	50,400	649,152
Fannie Mae	8,100	655,776
Freddie Mac	11,800	800,276
Lehman Brothers Holdings, Inc.	14,900	930,654
Merrill Lynch & Co., Inc.	16,900	738,699
USA Education, Inc.	8,100	660,636
		5,174,993
Insurance - 0.5%
Radian Group, Inc.	6,900	233,703
TOTAL FINANCIALS		7,577,266
HEALTH CARE - 19.1%
Biotechnology - 9.0%
Biogen, Inc. (a)	9,500	522,500
Gilead Sciences, Inc. (a)	7,900	496,910
IDEC Pharmaceuticals Corp. (a)	23,990	1,438,920
Medimmune, Inc. (a)	36,600	1,436,184
Sepracor, Inc. (a)	10,700	507,608
		4,402,122
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	8,500	411,145
Health Care Providers & Services - 4.5%
Cardinal Health, Inc.	13,700	919,407
McKesson Corp.	26,500	980,235
Tenet Healthcare Corp. (a)	5,800	333,616
		2,233,258
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 4.8%
Barr Laboratories, Inc. (a)	4,400	$ 320,320
Forest Laboratories, Inc. (a)	14,100	1,048,758
Mylan Laboratories, Inc.	26,930	992,909
		2,361,987
TOTAL HEALTH CARE		9,408,512
INDUSTRIALS - 9.1%
Aerospace & Defense - 5.0%
Lockheed Martin Corp.	21,400	1,043,678
Northrop Grumman Corp.	10,600	1,059,470
United Technologies Corp.	6,600	355,674
		2,458,822
Construction & Engineering - 1.1%
Jacobs Engineering Group, Inc. (a)	7,900	517,766
Industrial Conglomerates - 3.0%
Tyco International Ltd.	30,500	1,498,770
TOTAL INDUSTRIALS		4,475,358
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 1.9%
CIENA Corp. (a)	900	14,634
Enterasys Networks, Inc.	47,000	374,120
JDS Uniphase Corp. (a)	67,700	540,923
		929,677
Electronic Equipment & Instruments - 6.9%
Amphenol Corp. Class A (a)	2,400	106,920
Flextronics International Ltd. (a)	94,100	1,872,590
Vishay Intertechnology, Inc. (a)	73,800	1,392,606
		3,372,116
Semiconductor Equipment & Products - 8.2%
ASML Holding NV (NY Shares) (a)	17,700	254,526
Fairchild Semiconductor International, Inc. Class A (a)	49,130	1,044,013
Micron Technology, Inc. (a)	15,800	359,608
QLogic Corp. (a)	14,300	562,705
Teradyne, Inc. (a)	79,700	1,837,085
		4,057,937
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 2.5%
Peregrine Systems, Inc. (a)	100	$ 1,444
Sybase, Inc. (a)	7,600	103,360
VERITAS Software Corp. (a)	40,300	1,143,714
		1,248,518
TOTAL INFORMATION TECHNOLOGY		9,608,248
MATERIALS - 1.2%
Construction Materials - 0.8%
Cemex SA de CV sponsored ADR	18,000	414,000
Paper & Forest Products - 0.4%
Bowater, Inc.	4,400	196,768
TOTAL MATERIALS		610,768
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 3.0%
ALLTEL Corp.	14,600	834,244
Qwest Communications International, Inc.	47,300	612,535
		1,446,779
Wireless Telecommunication Services - 2.5%
AirGate PCS, Inc. (a)	7,400	380,804
Triton PCS Holdings, Inc. Class A (a)	12,600	405,468
Western Wireless Corp. Class A (a)	15,900	463,803
		1,250,075
TOTAL TELECOMMUNICATION SERVICES		2,696,854
UTILITIES - 1.0%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	11,300	473,470
TOTAL COMMON STOCKS (Cost $47,936,969)		48,216,803
Money Market Funds - 8.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.81% (b)	3,040,660	$ 3,040,660
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	1,025,946	1,025,946
TOTAL MONEY MARKET FUNDS (Cost $4,066,606)		4,066,606
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $52,003,575)		52,283,409
NET OTHER ASSETS - (6.4)%		(3,148,541)
NET ASSETS - 100%		$ 49,134,868
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $180,637,755 and $182,383,509, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,072 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $52,537,241. Net unrealized depreciation aggregated $253,832, of which $2,574,617 related to appreciated investment securities and $2,828,449 related to depreciated investment securities.

The fund hereby designates approximately $4,598,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $8,041,000 all of which will expire on October 31, 2009.
The fund designates 48% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,043,045) (cost $52,003,575) - See accompanying schedule		$ 52,283,409
Receivable for investments sold		1,553,796
Receivable for fund shares sold		20,095
Dividends receivable		30,707
Interest receivable		7,324
Redemption fees receivable		41
Other receivables		35
Total assets		53,895,407
Liabilities
Payable for investments purchased	$ 3,607,334
Payable for fund shares redeemed	51,042
Accrued management fee	34,573
Other payables and accrued expenses	41,644
Collateral on securities loaned, at value	1,025,946
Total liabilities		4,760,539
Net Assets		$ 49,134,868
Net Assets consist of:
Paid in capital		$ 57,229,970
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,374,936)
Net unrealized appreciation (depreciation) on investments		279,834
Net Assets, for 4,661,968 shares outstanding		$ 49,134,868
Net Asset Value, offering price and redemption price per share ($49,134,868 ÷ 4,661,968 shares)		$10.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 672,467
Interest		115,590
Security lending		9,186
Total income		797,243
Expenses
Management fee Basic fee	$ 350,669
Performance adjustment	96,029
Transfer agent fees	189,640
Accounting and security lending fees	60,665
Non-interested trustees' compensation	223
Custodian fees and expenses	12,180
Registration fees	26,608
Audit	28,157
Legal	525
Miscellaneous	308
Total expenses before reductions	765,004
Expense reductions	(23,669)	741,335
Net investment income		55,908
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,133,433)
Foreign currency transactions	1,203	(8,132,230)
Change in net unrealized appreciation (depreciation) on investment securities		(11,711,178)
Net gain (loss)		(19,843,408)
Net increase (decrease) in net assets resulting from operations		$ (19,787,500)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 55,908	$ 63,703
Net realized gain (loss)	(8,132,230)	6,884,314
Change in net unrealized appreciation (depreciation)	(11,711,178)	2,357,435
Net increase (decrease) in net assets resulting from operations	(19,787,500)	9,305,452
Distributions to shareholders From net investment income	(91,199)	(135,426)
From net realized gain	(5,702,211)	(6,734,005)
Total distributions	(5,793,410)	(6,869,431)
Share transactions Net proceeds from sales of shares	10,017,189	32,046,844
Reinvestment of distributions	5,601,948	6,673,904
Cost of shares redeemed	(13,371,655)	(18,982,388)
Net increase (decrease) in net assets resulting from share transactions	2,247,482	19,738,360
Redemption fees	2,255	18,927
Total increase (decrease) in net assets	(23,331,173)	22,193,308
Net Assets
Beginning of period	72,466,041	50,272,733
End of period (including undistributed net investment income of $0 and $22,521, respectively)	$ 49,134,868	$ 72,466,041
Other Information Shares
Sold	778,101	1,998,238
Issued in reinvestment of distributions	403,308	457,742
Redeemed	(1,071,556)	(1,188,846)
Net increase (decrease)	109,853	1,267,134

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.92	$ 15.30	$ 12.03	$ 12.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.02	.03	.04	(.04)
Net realized and unrealized gain (loss)	(4.12)	2.63	3.50	(.03)	2.64
Total from investment operations	(4.11)	2.65	3.53	.01	2.60
Less Distributions
From net investment income	(.02)	(.04)	(.02)	-	-
From net realized gain	(1.25)	(1.99)	(.24)	(.61)	-
Total distributions	(1.27)	(2.03)	(.26)	(.61)	-
Redemption fees added to paid in capital	.00	.00	.00	.01	.02
Net asset value, end of period	$ 10.54	$ 15.92	$ 15.30	$ 12.03	$ 12.62
Total Return B, C, D	(27.74)%	18.54%	29.80%	.45%	26.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.26%	1.03%	.89%	.91%	1.24% A
Expenses net of voluntary waivers, if any	1.26%	1.03%	.89%	.91%	1.24% A
Expenses net of all reductions	1.22%	1.02%	.86%	.88%	1.24% A
Net investment income (loss)	.09%	.10%	.22%	.35%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,135	$ 72,466	$ 50,273	$ 48,003	$ 92,733
Portfolio turnover rate	309%	94%	128%	334%	296% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the former one time sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 12, 1996 (commencement of operations) to October 31, 1997.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity TechnoQuant Growth Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. On December 20, 2001 the Board of Trustees approved a change in the name of Fidelity TechnoQuant Growth Fund to Fidelity Focused Stock Fund effective on or about December 29, 2001. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .74% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $115,382 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $22,649 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $126 and $894, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity TechnoQuant Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity TechnoQuant Growth Fund (a fund of Fidelity Capital Trust) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity TechnoQuant Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Bahaa Fam, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook*

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

The Chase Manhattan Bank
New York, NY

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